EXHIBIT 4.6

ASSET REPRESENTATIONS REVIEW AGREEMENT

CAPITAL ONE FUNDING, LLC,

as Transferor

and

CAPITAL ONE BANK (USA), NATIONAL ASSOCIATION,

as Servicer and in its individual capacity

and

CLAYTON FIXED INCOME SERVICES LLC,

as Asset Representations Reviewer

CAPITAL ONE MASTER TRUST

Dated as of March 17, 2016

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EXHIBITS

Exhibit A

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ASSET REPRESENTATIONS REVIEW AGREEMENT

This ASSET REPRESENTATIONS REVIEW AGREEMENT (this “Agreement”), entered into as of the 17th day of March, 2016, by and among CAPITAL ONE FUNDING, LLC, a Virginia limited liability company (together with its successors and assigns, “Funding”), as Transferor (the “Transferor”), CAPITAL ONE BANK (USA), NATIONAL ASSOCIATION, a national banking association, in its individual capacity (together with its successors and assigns, “Capital One”), and as Servicer (the “Servicer”), and Clayton Fixed Income Services LLC, a Delaware limited liability company, as Asset Representations Reviewer (the “Asset Representations Reviewer”).

WHEREAS, in the normal course of its business Capital One originates and acquires credit card accounts and receivables in such credit card accounts.

WHEREAS, Capital One sells the receivables (the “Receivables”) arising in a subset of the credit card accounts (such subset, the “Accounts”) that it owns to Funding, pursuant to the Amended and Restated Receivables Purchase Agreement, dated as of August 1, 2002, as amended and restated as of July 1, 2007, and as amended on March 1, 2008 and March 17, 2016, among Capital One and Funding (that agreement, as amended, together with each predecessor agreement, as the same may in the future be amended, supplemented or otherwise modified, the “Receivables Purchase Agreement”).

WHEREAS, Funding securitizes the Receivables that it buys from Capital One by selling the Receivables to The Bank of New York Mellon, as trustee (the “COMT Trustee”) of the Capital One Master Trust (“COMT”), pursuant to the Amended and Restated Pooling and Servicing Agreement, dated as of September 30, 1993, as amended and restated as of August 1, 2002, January 13, 2006, July 1, 2007 and March 17, 2016, among Funding, the Servicer and the COMT Trustee (that agreement, together with each predecessor agreement, as the same may in the future be amended, supplemented or otherwise modified, the “Pooling and Servicing Agreement”). COMT is a common law trust formed pursuant to the Pooling and Servicing Agreement. Pursuant to the Amended and Restated Series 2002-CC Supplement, dated as of October 9, 2002, as amended and restated as of March 17, 2016, among the Transferor, the Servicer and the COMT Trustee (as the same has been and may in the future be amended, supplemented or otherwise modified from time to time, the “Series 2002-CC Supplement”), COMT issued the Series 2002-CC Certificate representing an undivided interest in the pool of Receivables held by the COMT Trustee (the “Collateral Certificate”); that Collateral Certificate is currently held by Capital One Multi-asset Execution Trust, a Delaware statutory trust (the “Note Issuer”) as collateral for notes that have been and will be issued from time to time by the Note Issuer (the “Notes”).

WHEREAS, the Servicer has determined to engage the Asset Representations Reviewer to perform reviews of certain Receivables and, to the extent necessary to such reviews, the related Accounts for compliance with certain representations and warranties made by Capital One and Funding, as applicable, about the Receivables.

NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

ARTICLE I.

DEFINITIONS

Section 1.01. Definitions. Capitalized terms used but not defined in this Agreement have the meanings ascribed to those terms in (i) the Receivables Purchase Agreement, (ii) the Pooling and Servicing Agreement, or (iii) the Series 2002-CC Supplement, as applicable.

Section 1.02. Additional Definitions. Whenever used in this Agreement, the following words and phrases shall have the following meanings:

“ABS Issuance Date” means any date, following the date of this Agreement, on which (i) any Investor Certificate is issued by COMT or (ii) any Note is issued by the Note Issuer.

“Accounts” has the meaning specified in the recitals of this Agreement.

“Agreement” has the meaning specified in the first paragraph of this Agreement.

“ARR Indemnified Person” has the meaning stated in Section 5.03.

“Asset Representations Reviewer” has the meaning specified in the first paragraph of this Agreement.

“Business Day” shall have the meaning specified in the Pooling and Servicing Agreement.

“Capital One” has the meaning specified in the first paragraph of this Agreement

“Capital One Indemnified Person” has the meaning stated in Section 5.04.

“Client Records” has the meaning stated in Section 3.15.

“Collateral Certificate” has meaning specified in the recitals of this Agreement.

“COMT” has the meaning specified in the recitals of this Agreement.

“COMT Trustee” has the meaning specified in the recitals of this Agreement.

“Confidential Information” has the meaning stated in Section 7.01(a).

“Debtor Relief Laws” shall have the meaning specified in the Pooling and Servicing Agreement.

“Disclosing Party” has the meaning stated in Section 7.01(a).

“Dispute Resolution Agreement” means the Dispute Resolution Agreement, dated as of March 17, 2016, by and among Funding, Capital One and the COMT Trustee, as the same may be amended, supplemented or otherwise modified from time to time.

“Dispute Resolution Proceeding” means any proceeding under Section 2.12 of the Pooling and Servicing Agreement, Section 6.03 of the Receivables Purchase Agreement, or Section 2.01 of the Dispute Resolution Agreement.

“Disqualification Event” has the meaning stated in Section 6.01(a).

“Eligible Asset Representations Reviewer” means a Person who (i) is not affiliated with Capital One, the Transferor, the Servicer, the COMT Trustee, the Indenture Trustee, the Owner Trustee, or any of their respective affiliates, and (ii) was not engaged, nor affiliated with a Person that was engaged, by Capital One, the Transferor, or any underwriter of the Investor Certificates or Notes to perform due diligence work on the Receivables or the Accounts in connection with the closing for an issuance of such Investor Certificates or Notes.

“Eligible Representations” shall mean those representations identified within the “Tests” included in Exhibit A.

“Engagement Date” means March 17, 2016.

“Final Review Report” has the meaning stated in Section 3.10.

“Funding” has the meaning specified in the first paragraph of this Agreement.

“Governmental Authority” shall have the meaning specified in the Pooling and Servicing Agreement.

“Indenture” means the Indenture, dated as of October 9, 2002, as amended and restated as of January 13, 2006 and March 17, 2016, between the Note Issuer and the Indenture Trustee, together with each predecessor agreement, as the same may in the future be amended, supplemented or otherwise modified from time to time.

“Indenture Trustee” means The Bank of New York Mellon, as indenture trustee under the Indenture.

“Insolvency Event” means the Asset Representations Reviewer shall consent to the appointment of a conservator, receiver, trustee or liquidator in any insolvency, bankruptcy, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Asset Representations Reviewer or relating to all or substantially all of its property, or a decree or order of a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator, receiver, trustee or liquidator in any insolvency, bankruptcy, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding up or liquidation of its affairs, shall have been entered against the Asset Representations Reviewer; or the Asset Representations Reviewer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency, bankruptcy or reorganization statute, make an assignment for the benefit of its creditors or voluntarily suspend payment of its obligations.

“Investor Certificate” has the meaning specified in the Pooling and Servicing Agreement.

“Investor Certificateholder” has the meaning specified in the Pooling and Servicing Agreement.

“Note Issuer” has the meaning specified in the recitals of this Agreement.

“Notes” has the meaning specified in the recitals of this Agreement.

“Obligor” has the meaning specified in the Pooling and Servicing Agreement.

“Personally Identifiable Information,” or “PII,” has the meaning stated in Section 7.02(a).

“Pooling and Servicing Agreement” has the meaning specified in the recitals of this Agreement.

“Preliminary Review Report” has the meaning stated in Section 3.10.

“Receivables” has the meaning specified in the recitals of this Agreement.

“Receivables Purchase Agreement” has the meaning specified in the recitals of this Agreement.

“Receiving Party” has the meaning stated in Section 7.01(a).

“Representatives” has the meaning stated in Section 7.01(a).

“Representing Party” has the meaning specified in the Pooling and Servicing Agreement, the Receivables Purchase Agreement, or the Dispute Resolution Agreement, as applicable.

“Requesting Party” has the meaning specified in the Pooling and Servicing Agreement, the Receivables Purchase Agreement, or the Dispute Resolution Agreement, as applicable.

“Review” means the performance by the Asset Representations Reviewer of the procedures listed under “Tests” in Exhibit A for the Review Receivables and Review Accounts, as further described in Article III.

“Review Accounts” means those Accounts identified by the Servicer as requiring a Review by the Asset Representations Reviewer following receipt of a Review Notice pursuant to Section 3.02.

“Review Fee” has the meaning stated in Section 4.01(b).

“Review Materials” means, for a Review, the documents, data, and other information listed in Exhibit A.

“Review Notice” has the meaning stated in Section 3.02.

“Review Receivables” means those Receivables identified by the Servicer as requiring a Review by the Asset Representations Reviewer following receipt of a Review Notice pursuant to Section 3.02.

“Review Report” means each of the Preliminary Review Report and the Final Review Report.

“Security Breach” has the meaning stated in Section 7.02(d).

“Series 2002-CC Supplement” has the meaning specified in the recitals of this Agreement.

“Servicer” has the meaning specified in the first paragraph of this Agreement.

“Supplemental Review Materials” has the meaning stated in Section 3.10.

“Tests” mean the procedures listed in Exhibit A as applied to the process described in Section 3.05.

“Test Complete” has the meaning stated in Section 3.07.

“Test Fail” has the meaning stated in Section 3.05.

“Test Incomplete” has the meaning stated in Section 3.04.

“Test Pass” has the meaning stated in Section 3.05.

“Transferor” has the meaning specified in the first paragraph of this Agreement.

ARTICLE II.

ENGAGEMENT; ACCEPTANCE

Section 2.01. Engagement; Acceptance. The Servicer engages Clayton Fixed Income Services LLC to act as the Asset Representations Reviewer. The Asset Representations Reviewer accepts the engagement and agrees to perform the obligations of the Asset Representations Reviewer on the terms stated in this Agreement.

Section 2.02. Independence of the Asset Representations Reviewer. The Asset Representations Reviewer will be an independent contractor and will not be subject to the supervision of the Transferor, Capital One or the Servicer for the manner in which it accomplishes the performance of its obligations under this Agreement. The Asset Representations Reviewer will have no authority to act for or represent the Transferor or the Servicer and is not being appointed as, and will not be considered, an agent of the Transferor, Capital One or the Servicer. Nothing in this Agreement will make the Asset Representations Reviewer and any of the Transferor, Capital One or the Servicer, members of any partnership, joint venture or other separate entity or impose any liability as such on any of them.

ARTICLE III.

DUTIES OF THE ASSET REPRESENTATIONS REVIEWER

Section 3.01. Review Scope. The Review is designed to determine whether the Review Receivables and Review Accounts were not in compliance with the Eligible Representations.

The Review is not designed to determine any of the following:

(a) Reason for delinquency;

(b) Creditworthiness of the Obligor, either at the time of the Review or as of the Review Receivable or Review Account creation date;

(c) Overall quality of any Review Receivable or Review Account;

(d) Whether the Servicer has serviced any Review Receivable or Review Account in compliance with the Pooling and Servicing Agreement;

(e) Whether noncompliance with the representations or warranties constitutes a breach of the provisions of either the Pooling and Servicing Agreement or the Receivables Purchase Agreement;

(f) Whether the Review Receivables or Review Accounts were in compliance with the representations and warranties set forth in the Receivables Purchase Agreement or the Pooling and Servicing Agreement, except as expressly described in this Agreement; or

(g) To establish cause, materiality or recourse for any Test Fail.

Section 3.02. Review Notices. Upon receipt of a notice (a “Review Notice”) from the Servicer pursuant to the terms of the Pooling and Servicing Agreement and upon obtaining access to any Review Materials as provided in Section 3.03, the Asset Representations Reviewer will start its Review. Once the Review Notice is issued, the Servicer will deliver a current list that identifies each Review Account and the balance of the Review Receivables to the Asset Representations Reviewer within twenty (20) days.

The Asset Representations Reviewer is not obligated to verify (i) whether the Servicer properly determined that a Review Notice was required or (ii) the accuracy or completeness of the list of Review Accounts or the balance of the Review Receivables made available by the Servicer.

Section 3.03. Review Materials. The Servicer will give the Asset Representations Reviewer access to the Review Materials for all of the Review Receivables and Review Accounts within sixty (60) days after issuance of the Review Notice in one or more of the following ways: (i) by providing access to the Servicer’s receivables systems, either remotely or at an office of the Servicer, (ii) by electronic posting to a password-protected website to which the Asset Representations Reviewer has access, (iii) by providing originals or photocopies at an office of the Servicer where the documents relating to the Receivables and the related Accounts are located or (iv) in another manner agreed to by each of the Servicer and the Asset Representations Reviewer. The Servicer may redact or remove Personally Identifiable Information from the Review Materials without changing the meaning or usefulness of the Review Materials for the Review.

If the Servicer provides access to the Review Materials at one of its offices, such access will be afforded without charge but only (i) upon reasonable notice, (ii) during normal business hours, (iii) subject to the Servicer’s normal security and confidentiality procedures and (iv) at offices designated by the Servicer.

Section 3.04. Missing or Incomplete Materials. Upon obtaining access to the Review Materials, the Asset Representations Reviewer will review the Review Materials to determine if any documents, data, or other information are missing or incomplete and, as a result, are insufficient for the Asset Representations Reviewer to perform any Test. If the Asset Representations Reviewer determines that there are any such missing or incomplete documents, data, or other information, the Asset Representations Reviewer will notify the Servicer promptly, and in any event no more than twenty (20) days after obtaining access to the Review Materials, specifying what information is missing or incomplete. The Servicer will have thirty (30) days to provide the Asset Representations Reviewer access to the missing or incomplete documents, data or other information. If access to the missing or incomplete documents, data, or other information has not been provided by the Servicer within thirty (30) days from the date that the Asset Representations Reviewer gave notice of such documents, data, or other information’s absence or incompleteness, the Asset Representations Reviewer will identify the associated Tests as “Test Incomplete.”

Section 3.05. The Asset Representations Review. When required under the terms of this Agreement, the Asset Representations Reviewer will perform a Review. In the course of a Review, the Asset Representations Reviewer will use the Review Materials provided or made available by the Servicer pursuant to Sections 3.03 and 3.04, as well as any Supplemental Review Materials provided or made available pursuant to Section 3.10. For each Test, the Asset Representations Reviewer will determine if the Test has been satisfied (a “Test Pass”) or if the Test has not been satisfied (a “Test Fail”).

Section 3.06. Review Period. (a) The Asset Representations Reviewer will complete the Review within ninety (90) days of receiving access to substantially all of the Review Materials as provided in Section 3.03, or such longer period of time (not to exceed an additional thirty (30) days) as the parties to this Agreement may agree. If additional Review Materials are made available to the Asset Representations Reviewer as described in Section 3.04, the Review period will be extended for an additional thirty (30) days beyond the period determined in accordance with the preceding sentence.

(b) If Supplemental Review Materials are made available to the Asset Representations Reviewer as described in Section 3.10, the Review period will be re-opened and the Asset Representations Reviewer will complete the Review on the basis of such Supplemental Review Materials within thirty (30) days of receiving access to those Supplemental Review Materials, or such longer period of time (not to exceed an additional fifteen (15) days) as the parties to this Agreement may agree.

Section 3.07. Completion of Review for Certain Review Receivables. Following the delivery of the list of Review Accounts and the balance of the Review Receivables, and before the delivery of any Review Report by the Asset Representations Reviewer, the Servicer may notify the Asset Representations Reviewer if the Review Receivables with respect to any Review Account have been paid in full by the related Obligor or repurchased by the Transferor or purchased by the Servicer according to the terms of the Pooling and Servicing Agreement. Upon receipt of such notice, the Asset Representations Reviewer will immediately terminate all Tests of such Review Receivables and related Review Accounts and the Review of such Review Receivables and related Review Accounts will be considered complete (a “Test Complete”). In this case, each Review Report will indicate a Test Complete for such Review Receivables and related Review Accounts and the related reason.

Section 3.08. Duplicative Test. If any Review Receivable or Review Account was included in a prior Review, the Asset Representations Reviewer will not perform any Tests on it, but will include the results of the previous Tests in each Review Report for the current Review. If the same Test is required for more than one Eligible Representation, the Asset Representations Reviewer will perform the Test only once for each Review Receivable or Review Account but will report the results of the Test for each applicable representation or warranty on each Review Report.

Section 3.09. Termination of Review. If a Review is in process and the Invested Amount of all Investor Certificates will be reduced to zero on the next Distribution Date, the Servicer will notify the Asset Representations Reviewer no less than ten (10) days before that Distribution Date. On receipt of such notice, the Asset Representations Reviewer will terminate the Review immediately and will not be obligated to deliver any Review Report.

Section 3.10. Review Report. Within ten (10) days following the end of the Review period described in Section 3.06(a), the Asset Representations Reviewer will provide the

Servicer with a preliminary Review Report (a “Preliminary Review Report”) setting out each preliminary Test result (i.e., Test Pass, Test Fail or Test Complete) for the Review Receivables and Review Accounts. The Servicer will provide the Preliminary Review Report to the Transferor and Capital One within two (2) Business Days of the Servicer’s receipt of the report. If, within thirty (30) days of the date that the Transferor and Capital One receive the Preliminary Review Report, the Servicer receives additional documents, data, or other information (collectively, “Supplemental Review Materials”) to potentially refute any finding in the Preliminary Review Report, the Servicer will within two (2) Business Days of its receipt, make such Supplemental Review Materials available to the Asset Representations Reviewer in one or more of the ways set forth in Section 3.03. The Asset Representations Reviewer will then consider such Supplemental Review Materials and, within ten (10) days following the end of the Review period described in Section 3.06(b), either confirm or revise its Preliminary Review Report and provide the Servicer and the COMT Trustee with a final Review Report (a “Final Review Report”) setting out each final Test result (i.e., Test Pass, Test Fail or Test Complete) for the Review Receivables and Review Accounts.

If, within forty (40) days after the date that the Asset Representations Reviewer provided its Preliminary Review Report to the Servicer, the Servicer has not made available to the Asset Representations Reviewer Supplemental Review Materials to potentially refute a finding in the Preliminary Review Report, within ten (10) days following such fortieth (40th) day, the Asset Representations Reviewer will provide the Servicer and the COMT Trustee with a Final Review Report (which will be based on the findings set forth in the Preliminary Review Report). The Servicer will provide the Final Review Report to the Transferor and Capital One within two (2) Business Days of receipt of the report.

Each Review Report will include a summary containing the information required to be included in COMT’s or the Note Issuer’s Form 10-D report for the Monthly Period in which the Final Review Report is provided to the Servicer and the COMT Trustee. No Review Report shall contain any PII in any form relating to Obligors, as determined by the Asset Representations Reviewer with the concurrence of the Servicer. Upon reasonable request of the Servicer, the Asset Representations Reviewer will provide additional detail on the preliminary or final Test results.

Section 3.11. Review and Procedure Limitations. (a) The Asset Representations Reviewer will have no obligation (i) to determine whether a Delinquency Trigger has occurred, (ii) to determine whether the required percentage of Investor Certificateholders has voted to direct a Review, (iii) to determine which Accounts and/or Receivables are subject to a Review, (iv) to obtain or confirm the validity of the Review Materials, (v) except to the extent of its express obligations under Section 3.04, to obtain missing or incomplete documents, data, or other information, or (vi) to take any action or cause any other party to take any action under the Pooling and Servicing Agreement to enforce any remedies for breaches of representations or warranties about the Eligible Representations.

(b) The Asset Representations Reviewer will be required to perform only the Tests provided in Exhibit A in consideration of the Review Materials and any Supplemental Review Materials and will have no obligation to perform additional testing procedures on the Review

Receivables or Review Accounts, or, subject to Sections 3.04 and 3.10, to consider any additional information provided by any party. The Asset Representations Reviewer will have no obligation to provide reporting or information in addition to that expressly set forth in this Agreement. However, the Asset Representations Reviewer may review and report on additional information that it determines in good faith to be material to its performance under this Agreement.

Section 3.12. Review Systems. The Asset Representations Reviewer will maintain and utilize an electronic case management system to manage the Tests and provide systematic control over each step in the Review process and ensure consistency and repeatability among the Tests.

Section 3.13. Representatives.

(a) Servicer Representative. The Servicer will provide reasonable access to one or more designated representatives to respond to reasonable requests and inquiries made by the Asset Representations Reviewer in its completion of a Review.

(b) Asset Representations Review Representative. The Asset Representations Reviewer will provide reasonable access to one or more designated representatives to respond to reasonable requests and inquiries made by the Servicer during the Asset Representations Reviewer’s completion of a Review. The Asset Representations Reviewer will have no obligation to respond to requests or inquiries made by any Person not party to this Agreement.

Section 3.14. Dispute Resolution. If a Receivable that was Reviewed by the Asset Representations Reviewer is the subject of a Dispute Resolution Proceeding, the Asset Representations Reviewer will participate in the Dispute Resolution Proceeding on request of a party to the proceeding. The reasonable out-of-pocket expenses of the Asset Representations Reviewer for its participation in any Dispute Resolution Proceeding will be paid by a party to the Dispute Resolution Proceeding as determined (i) if the Requesting Party selects mediation as the resolution method, as mutually agreed upon by the Representing Party and the Requesting Party as part of the mediation, and (ii) if the Requesting Party selects arbitration as the resolution method, in accordance with the final determination of the arbitrator.

Section 3.15. Records Retention. The Asset Representations Reviewer will maintain copies of Review Materials, Supplemental Review Materials, Review Reports and internal work papers and correspondence (collectively the “Client Records”) for a period of three (3) years after the termination of this Agreement. At the expiration of the retention period, the Asset Representations Reviewer shall return all Client Records to the Servicer. Upon the return of the Client Records, the Asset Representations Reviewer shall have no obligation to retain such Client Records or to respond to inquiries concerning the related Review.

ARTICLE IV.

PAYMENTS TO ASSET REPRESENTATIONS REVIEWER

Section 4.01. Asset Representations Reviewer Fees.

(a) Annual Fee. As compensation for its activities hereunder, the Asset Representations Reviewer shall be entitled to receive an annual fee (the “Annual Fee”) equal to the amount separately agreed to by the Servicer and the Asset Representations Reviewer with respect to each annual period prior to the termination of this Agreement. The Annual Fee will be initially payable on the date of this Agreement and then payable annually on each anniversary of the date of this Agreement upon receipt of a detailed invoice.

(b) Review Fee. Following the completion of a Review and delivery of the Final Review Report and a detailed invoice, the Asset Representations Reviewer shall be entitled to a fee equal to the amount separately agreed to by the Servicer and the Asset Representations Reviewer (the “Review Fee”).

Section 4.02. Reimbursable Expenses. If the Servicer provides access to the Review Materials at one of its offices, the Servicer will reimburse the Asset Representations Reviewer for its reasonable travel expenses incurred in connection with the Review after receipt of a detailed invoice for such expenses. If the Asset Representations Reviewer participates in a Dispute Resolution Proceeding under Section 3.14 and its reasonable expenses for participating in the proceeding are not paid by a party to the Dispute Resolution Proceeding within ninety (90) days after the end of the proceeding, the Servicer will reimburse the Asset Representations Reviewer for such expenses upon receipt of a detailed invoice. If the Servicer makes any payment under this Section 4.02 and the Asset Representations Reviewer later collects any of the amounts for which the payments were made to it from others, the Asset Representations Reviewer will promptly repay the amounts to the Servicer.

ARTICLE V.

OTHER MATTERS PERTAINING TO THE ASSET REPRESENTATIONS REVIEWER

Section 5.01. Representations and Warranties of the Asset Representations Reviewer. The Asset Representations Reviewer hereby makes the following representations and warranties as of each ABS Issuance Date:

(a) Organization and Good Standing. The Asset Representations Reviewer is a limited liability company duly formed and validly existing in good standing under the laws of the State of Delaware, with the power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted, and has the power, authority and legal right to perform its obligations under this Agreement.

(b) Due Qualification. The Asset Representations Reviewer is duly qualified to do business and has obtained all necessary licenses and approvals in all jurisdictions in which the ownership or lease of property or the conduct of its business shall require such qualifications.

(c) Due Authorization. The execution, delivery and performance by the Asset Representations Reviewer of this Agreement have been duly authorized by the Asset Representations Reviewer by all necessary limited liability company action on the part of the Asset Representations Reviewer and this Agreement will remain, from the time of its execution, an official record of the Asset Representations Reviewer.

(d) Binding Obligation. This Agreement constitutes a legal, valid and binding obligation of the Asset Representations Reviewer enforceable in accordance with its terms subject to bankruptcy, insolvency and other similar laws affecting creditors’ rights generally and subject to equitable principles.

(e) No Violation. The execution and delivery of this Agreement by the Asset Representations Reviewer, and the performance by the Asset Representations Reviewer of the obligations contemplated by this Agreement and the fulfillment by the Asset Representations Reviewer of the terms hereof applicable to the Asset Representations Reviewer, will not conflict with, violate, result in any breach of any of the material terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under, any Requirements of Law applicable to the Asset Representations Reviewer or any indenture, contract, agreement, or other instrument to which the Asset Representations Reviewer is a party or by which it is bound.

(f) No Proceedings. There are no proceedings or investigations pending or, to the best knowledge of the Asset Representations Reviewer, threatened against the Asset Representations Reviewer before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality seeking to prevent the issuance of any Investor Certificates or Notes or the consummation of any of the transactions contemplated by this Agreement, seeking any determination or ruling that, in the reasonable judgment of the Asset Representations Reviewer, would materially and adversely affect the performance by the Asset Representations Reviewer of its obligations under this Agreement, or seeking any determination or ruling that would materially and adversely affect the validity or enforceability of this Agreement.

(g) Eligibility. The Asset Representations Reviewer is an Eligible Asset Representations Reviewer.

Section 5.02. Limitation of Liability. The Asset Representations Reviewer will not be liable to any Person for any action taken, or not taken, in good faith under this Agreement or for errors in judgment; provided, however, that the Asset Representations Reviewer will be liable for its willful misconduct, bad faith or negligence in performing its obligations under this Agreement. In no event will the Asset Representations Reviewer be liable for special, indirect, or consequential losses or damages (including lost profit), even if the Asset Representations Reviewer has been advised of the likelihood of the loss or damage and regardless of the form of action.

Section 5.03. Indemnification of Asset Representations Reviewer. (a) The Servicer will indemnify the Asset Representations Reviewer and its officers, directors, employees and agents (each, an “ARR Indemnified Person”), for all reasonable and documented costs, expenses, losses, damages and liabilities resulting from any third-party claim arising out of the performance of the Asset Representations Reviewer’s obligations under this Agreement (including the reasonable and documented costs and expenses of defending itself against any loss, damage or liability), but excluding any cost, expense, loss, damage or liability resulting from (i) the Asset Representations Reviewer’s willful misconduct, bad faith or negligence or (ii) the Asset Representations Reviewer’s breach of any of its representations, warranties or covenants in this Agreement.

(b) In case any such action, investigation or proceeding will be brought involving an ARR Indemnified Person, the Servicer will assume the defense thereof, including the employment of counsel and the payment of all expenses. The Asset Representations Reviewer will have the right to employ separate counsel in any such action, investigation or proceeding and to participate in the defense thereof and the reasonable and documented fees and expenses of such counsel will be paid by the Servicer.

(c) The indemnification set forth herein will survive the termination of this Agreement and the resignation or removal of the Servicer.

(d) If the Servicer makes any payment under this Section 5.03 and the ARR Indemnified Person later collects any of the amounts for which the payments were made to it from others, the ARR Indemnified Person will promptly repay the amounts to the Servicer.

Section 5.04. Indemnification by Asset Representations Reviewer. (a) To the fullest extent permitted by law, the Asset Representations Reviewer shall indemnify and hold harmless the Transferor, Capital One and the Servicer, and each of their officers, directors, successors, assigns, legal representatives, agents, and servants (each, a “Capital One Indemnified Person”), from and against any and all liabilities, obligations, losses, damages, penalties, taxes, claims, actions, investigations, proceedings, costs, expenses or disbursements (including reasonable legal fees and expenses) of any kind and nature whatsoever that may be imposed on, incurred by, or asserted at any time against a Capital One Indemnified Person (whether or not also indemnified against by any other person) that arose out of the willful misconduct, bad faith or negligence of the Asset Representations Reviewer in the performance of its obligations and duties under this Agreement; provided, however, that the Asset Representations Reviewer shall not be liable for or required to indemnify a Capital One Indemnified Person from and against expenses arising or resulting from the Capital One Indemnified Person’s own willful misconduct, bad faith or negligence.

(b) In case any such action, investigation or proceeding will be brought involving a Capital One Indemnified Person, the Asset Representations Reviewer will assume the defense thereof, including the employment of counsel and the payment of all expenses. The Transferor,

Capital One and the Servicer each will have the right to employ separate counsel in any such action, investigation or proceeding and to participate in the defense thereof and the reasonable fees and expenses of such counsel will be paid by the Asset Representations Reviewer.

(c) The indemnification set forth herein will survive the termination of this Agreement and the resignation or removal of the Asset Representations Reviewer.

Section 5.05. Covenants. The Asset Representations Reviewer covenants and agrees that:

(a) Eligibility. It will notify the Transferor, Capital One and the Servicer promptly if at any time during the term of this Agreement, it ceases to be an Eligible Asset Representations Reviewer.

(b) Review Systems; Personnel. It will maintain business process management and/or other systems necessary to ensure that it can perform each Test and, on execution of this Agreement, will load each Test into these systems. The Asset Representations Reviewer will ensure that these systems allow for each Review Account and the related Review Materials to be individually tracked and stored as contemplated by this Agreement. The Asset Representations Reviewer will maintain adequate staff that is properly trained to conduct Reviews as required by this Agreement.

(c) Compliance with Obligations. It will comply with each of its obligations under this Agreement.

(d) Outstanding Investor Certificates or Notes. In determining whether the requisite percentage of Investor Certificateholders have given any direction, notice, or consent under the terms of the Pooling and Servicing Agreement, the Series 2002-CC Supplement, or this Agreement, any Investor Certificates or Notes owned by it or any of its affiliates will be disregarded and deemed not to be outstanding.

Section 5.06. Inspections of Asset Representations Reviewer. The Asset Representations Reviewer agrees that, with reasonable prior notice not more than once during any year, it will permit authorized representatives of the Servicer, Capital One and the Transferor, during the Asset Representations Reviewer’s normal business hours, to examine and review the books of account, records, reports and other documents and materials of the Asset Representations Reviewer relating to (a) the performance of the Asset Representations Reviewer’s obligations under this Agreement, (b) payments of fees and expenses of the Asset Representations Reviewer for its performance and (c) a claim made by the Asset Representations Reviewer under this Agreement. In addition, the Asset Representations Reviewer will permit the Servicer’s, Capital One’s and the Transferor’s representatives to make copies and extracts of any of those documents and to discuss them with the Asset Representations Reviewer’s officers and employees. Each of the Servicer, Capital One and the Transferor will, and will cause its authorized representatives to, hold in confidence the information, except if disclosure may be required by law or if the Servicer, Capital One or the Transferor reasonably determines that it is required to make the disclosure under this Agreement or any other transaction document relating to any Investor Certificate or Note. The Asset Representations Reviewer will maintain all relevant books, records, reports and other documents and materials for a period of three (3) years after the termination of its obligations under this Agreement.

ARTICLE VI.

REMOVAL, RESIGNATION

Section 6.01. Removal of Asset Representations Reviewer. (a) If any one of the following events (each a “Disqualification Event”) shall occur:

(i) the Asset Representations Reviewer ceases to be an Eligible Asset Representations Reviewer;

(ii) any failure by the Asset Representations Reviewer duly to observe or perform in any material respect any other covenant or agreement of the Asset Representations Reviewer set forth in this Agreement; or

(iii) an Insolvency Event occurs.

then, the Servicer may or, in the case of Section 6.01(a)(i), shall remove the Asset Representations Reviewer by delivery of a written instrument to that effect.

(b) The Servicer may also remove the Asset Representations Reviewer by delivery of a written instrument to that effect on or after the fifth anniversary of the Engagement Date, upon sixty (60) days’ written notice (or such shorter notice period as the parties to this Agreement may agree) from the Servicer to the Asset Representations Reviewer, Capital One, the Transferor, and the COMT Trustee.

(c) The Servicer may also remove the Asset Representations Reviewer by delivery of a written instrument to that effect if (A) another entity, directly or indirectly, in a single transaction or series of related transactions, acquires control of Capital One or its parent Capital One Financial Corporation, (“COFC”) or all or substantially all of the assets of Capital One or COFC; (B) COFC is merged with or into another entity; or (C) in a single transaction or series of related transactions, COFC acquires control of an entity that is substantially similar in size to COFC.

(d) Any removal of the Asset Representations Reviewer shall not take effect until a successor Asset Representations Reviewer is appointed in accordance with Section 6.02. Any expenses incurred by the Servicer in connection with replacing the Asset Representations Reviewer following any Disqualification Event shall be reimbursed by the removed Asset Representations Reviewer promptly upon delivery by the Servicer of a detailed invoice.

Section 6.02. Appointment of Successor. Upon the removal of the Asset Representations Reviewer pursuant to Section 6.01 or a permitted resignation of the Asset Representations Reviewer pursuant to Section 6.04, the Servicer shall use commercially reasonable efforts to appoint a successor Asset Representations Reviewer, who shall be an Eligible Asset

Representations Reviewer, by written instrument signed by the Servicer, Capital One, the Transferor, the resigning Asset Representations Reviewer, and such successor Asset Representations Reviewer. If a successor Asset Representations Reviewer has not been appointed within sixty (60) days after the giving of written notice of such resignation or the delivery of the written instrument with respect to such removal, the Asset Representations Reviewer or the Servicer may apply to any court of competent jurisdiction to appoint a successor Asset Representations Reviewer to act until such time, if any, as a successor Asset Representations Reviewer has been appointed as above provided. Any successor Asset Representations Reviewer so appointed by such court will immediately and without further act be superseded by any successor Asset Representations Reviewer appointed as above provided.

Section 6.03. Merger or Consolidation of, or Assumption of the Obligations of, the Asset Representations Reviewer. Any Person (a) into which the Asset Representations Reviewer is merged or consolidated, (b) resulting from any merger or consolidation to which the Asset Representations Reviewer is a party or (c) succeeding to the business of the Asset Representations Reviewer, if that Person is an Eligible Asset Representations Reviewer, will be the successor to the Asset Representations Reviewer under this Agreement.

If the Asset Representations Reviewer is not the surviving entity, such successor shall expressly assume, by an agreement supplemental hereto, executed by, and delivered to, the Servicer, Capital One, and the Transferor, in a form satisfactory to the Servicer, Capital One, and the Transferor, the performance of every covenant and obligation of the Asset Representations Reviewer, as applicable hereunder (to the extent that any right, covenant or obligation of the Asset Representations Reviewer, as applicable hereunder, is inapplicable to the successor entity, such successor entity shall be subject to such covenant or obligation, or benefit from such right, as would apply, to the extent practicable, to such successor entity); and the Asset Representations Reviewer shall have delivered to the Servicer, Capital One, and the Transferor an officer’s certificate of the Asset Representations Reviewer to the effect that such consolidation, merger, conveyance or transfer and such supplemental agreement comply with this Section 6.03, that the successor Asset Representations Reviewer is an Eligible Asset Representations Reviewer, and that all conditions precedent herein provided for relating to such transaction have been complied with and an Opinion of Counsel that such supplemental agreement is legal, valid and binding with respect to the Asset Representations Reviewer.

Section 6.04. Asset Representations Reviewer Not to Resign. The Asset Representations Reviewer shall not resign from the obligations and duties hereby imposed on it, except:

(a) Upon determination that (i) the performance of its duties hereunder is no longer permissible under applicable law and (ii) there is no reasonable action that the Asset Representations Reviewer could take to make the performance of its duties hereunder permissible under applicable law;

(b) On or after the fifth anniversary of the Engagement Date, upon one (1) year’s written notice (or such shorter notice period as the parties to this Agreement may agree) from the Asset Representations Reviewer to the Servicer, Capital One, the Transferor, and the COMT Trustee; or

(c) Upon a failure by the Servicer to pay any material amount due under Article IV when such amount becomes due and payable, and continuance of such non-payment for a period of sixty (60) days following the date on which such amount became due and payable.

Any such determination permitting the resignation of the Asset Representations Reviewer shall be evidenced as to clause (a)(i) above by an opinion of counsel and as to clause (a)(ii) by an officer’s certificate of the Asset Representations Reviewer, each to such effect delivered to the Transferor, Capital One and the Servicer. No resignation under this Section 6.04 shall become effective until a successor Asset Representations Reviewer shall have assumed the responsibilities and obligations of the Asset Representations Reviewer in accordance with Section 6.02. Any reasonable expenses incurred by the Servicer in connection with replacing the Asset Representations Reviewer following the Asset Representations Reviewer’s resignation under Section 6.04(b) shall be reimbursed by the resigning Asset Representations Reviewer promptly upon delivery by the Servicer of a detailed invoice.

Section 6.05. Delegation of Obligations. The Asset Representations Reviewer may not delegate or subcontract its obligations under this Agreement to any Person without the consent of the Capital One, the Transferor, and the Servicer. Any such delegation or subcontracting to which Capital One, the Transferor, and the Servicer have consented shall not relieve the Asset Representations Reviewer of its liability and responsibility with respect to such obligations, and shall not constitute a resignation within the meaning of Section 6.04.

ARTICLE VII.

TREATMENT OF CONFIDENTIAL INFORMATION

Section 7.01. Confidential Information.

(a) Confidential Information Defined. For the purposes of this Agreement, “Confidential Information” means information that (i) is identified as non-public, confidential or proprietary information or (ii) a reasonable person would deem to be non-public, confidential or proprietary information of a party (the “Disclosing Party”) that is disclosed to the other party (the “Receiving Party”) by the Disclosing Party or any of its Representatives in connection with the performance of this Agreement, including but not limited to (a) business or technical processes, formulae, source codes, object code, product designs, sales, cost and other unpublished financial information, customer information, product and business plans, projections, marketing data or strategies, trade secrets, intellectual property rights, know-how, expertise, methods and procedures for operation, information about employees, customer names, business or technical proposals, and any other information that is or should reasonably be understood to be confidential or proprietary to the Disclosing Party, (b) Personally Identifiable Information and (c) Review Materials. The foregoing definition of Confidential Information applies to: (i) all such information, whether tangible or intangible and regardless of the medium in which it is stored or presented; and (ii) all copies of such information, as well as all memoranda, notes, summaries, analyses, computer records, and other materials prepared by the Receiving Party or any of its employees, agents, advisors, directors, officers, accountants, auditors and subcontractors, or those of its Affiliates (collectively “Representatives”) to the extent they contain or reflect the Confidential Information.

(b) Use of Confidential Information. Each party acknowledges that during the term of this Agreement it may be exposed to or acquire Confidential Information of the other party or its Affiliates. The Receiving Party shall hold the Confidential Information of the Disclosing Party in strict confidence and will not disclose such information except to its Representatives who have a need to know such information in connection with the performance of this Agreement and who are informed by the Receiving Party of the confidential nature of the Confidential Information and are directed by the Receiving Party to treat the Confidential Information in a manner consistent with the terms of this Agreement. The Receiving Party shall be responsible for the breach of this Agreement by any of its Representatives. The Receiving Party will hold and protect the Disclosing Party’s Confidential Information using the same degree of care that it uses to protect its own confidential, non-public and/or proprietary information, but in no event with less than a commercially reasonable standard of care.

(c) Exceptions. Confidential Information shall not include, and this Agreement imposes no obligations with respect to, information that:

(i) was, at the time of disclosure to the Receiving Party, in the public domain or, after disclosure to the Receiving Party, has become part of the public domain through no act or omission of the Receiving Party;

(ii) was in the possession of the Receiving Party, without confidentiality restrictions, at the time of disclosure to the Receiving Party hereunder;

(iii) was or hereafter is independently developed by a party outside of this Agreement and without use of, reference to, access to, or reliance on any Confidential Information of the other party; or

(iv) was lawfully and independently obtained by the Receiving Party from a third party who, to the knowledge of the Receiving Party after reasonable inquiry, is not subject to an obligation of confidentiality or otherwise prohibited from disclosing or transmitting the information to the Receiving Party.

The foregoing exceptions shall not apply to any Personally Identifiable Information, which shall remain confidential in all circumstances, except as required or permitted to be disclosed by applicable law, statute, or regulation.

(d) Disclosure by Operation of Law. If any party or any of its Representatives is requested or required (orally or in writing, by law, regulation or interrogatory, request for information or documents, court order, subpoena, deposition, administrative proceedings, inspection, audit, civil investigative demand or other legal, governmental or regulatory process) to disclose all or any part of any Confidential Information, such party shall (i) to the extent permitted by law, rule and regulation, promptly notify the other party of the existence, terms and circumstances surrounding such request; (ii) consult with the other party on the advisability of taking legally available steps to resist or narrow such request and cooperate with such party on any steps it considers advisable; and (iii) if disclosure of the Confidential Information is required or deemed advisable, exercise commercially reasonable efforts to obtain an order, stipulation or other reliable assurance that confidential treatment shall be accorded to such portion of the Confidential Information to be disclosed. Each party shall reimburse the other party for reasonable legal fees and expenses incurred in connection with such party’s efforts to comply with this section. Notwithstanding anything to the contrary contained herein, the Servicer and its Affiliates may disclose Confidential Information, without notice to the Asset Representations Reviewer, to any governmental agency, regulatory authority or self-regulatory authority (including, without limitation, bank and securities examiners) having or claiming to have authority to regulate or oversee any aspect of the Servicer’s business or that of its Affiliates in connection with the exercise of such authority or claimed authority.

(e) Return of Confidential Information. Upon the written request of the Disclosing Party, the Receiving Party shall return or destroy all Confidential Information to the Disclosing Party provided to it pursuant to this Agreement; provided, however, (i) the Receiving Party shall be permitted to retain copies of the Disclosing Party’s Confidential Information solely for archival, audit, disaster recovery, legal, and/or regulatory purposes or, if longer, for the period of time set forth in Section 3.15, and (ii) the Receiving Party shall be permitted to retain copies of the Disclosing Party’s Confidential Information to the extent it would be unreasonably burdensome to destroy such Confidential Information (such as archived computer records); provided further, that (x) any Confidential Information so retained will remain subject to the obligations and restrictions contained in this Agreement, notwithstanding any termination hereof, and (y) the Receiving Party will not use the retained Confidential Information for any other purpose.

(f) Remedies. Each of the parties acknowledges that all Confidential Information of the other party is considered to be proprietary and of competitive value, and in many instances, trade secrets. Each of the parties hereto agrees that because of the unique nature of such Confidential Information, any breach of this Section by it or its Representatives would cause irreparable harm to the Disclosing Party and that money damages and other remedies available at law in the event of a breach would not be adequate to compensate the Disclosing Party for any such breach. Accordingly, each party shall be entitled, without the requirement of posting a bond or other security, to equitable relief, including, without limitation, injunctive relief and specific performance, as a remedy for any such breach. Such relief shall be in addition to, and not in lieu of, all other remedies available to such party, whether under this Agreement, at law or in equity.

Section 7.02. Safeguarding Personally Identifiable Information.

(a) Definition. Personally Identifiable Information, or PII, means information in any format about an identifiable individual, including, name, address, phone number, e-mail address, account number(s), identification number(s), any other actual or assigned attribute associated with or identifiable to an individual and any information that when used separately or in combination with other information could identify an individual, as further described in § 501(b) of the Gramm-Leach-Bliley Act and the Interagency Guidelines Establishing Standards for Safeguarding Customer Information (12 C.F.R. Section 208, Appendix D-2), that is provided or made available to the Asset Representations Reviewer in accordance with the terms of this Agreement.

(b) Use of PII. The Servicer does not grant the Asset Representations Reviewer any rights to PII except as provided in this Agreement. The Asset Representations Reviewer will use PII only to perform its obligations under this Agreement or as specifically directed in writing by the Servicer and will only reproduce PII to the extent necessary for these purposes. The Asset Representations Reviewer must comply with all laws applicable to PII and the Asset Representations Reviewer’s business, including any legally required codes of conduct, including those relating to privacy, security and data protection. The Asset Representations Reviewer will protect and secure PII. The Asset Representations Reviewer will implement privacy or data protection policies and procedures that comply with applicable law and this Agreement. The Asset Representations Reviewer will implement and maintain reasonable and appropriate practices, procedures and systems, including administrative, technical and physical safeguards to (i) protect the security, confidentiality and integrity of PII, (ii) ensure against anticipated threats or hazards to the security or integrity of PII, (iii) protect against unauthorized access to or use of PII and (iv) otherwise comply with its obligations under this Agreement. These safeguards include a written data security plan, employee training, information access controls, restricted disclosures, systems protections (e.g., intrusion protection, data storage protection and data transmission protection) and physical security measures.

(c) Additional Limitations. In addition to the use and protection requirements described in Section 7.02(b), the Asset Representations Reviewer’s disclosure of PII is also subject to the following requirements:

(i) The Asset Representations Reviewer will not disclose PII to its personnel or allow its personnel access to PII except (A) for the Asset Representations Reviewer personnel who require PII to perform a Review, (B) with the prior consent of the Servicer or (C) as required by applicable law. When permitted, the disclosure of or access to PII will be limited to the specific information necessary for the individual to complete the assigned task. The Asset Representations Reviewer will inform personnel with access to PII of the confidentiality requirements in this Agreement and train its personnel with access to PII on the proper use and protection of PII.

(ii) The Asset Representations Reviewer will not sell, disclose, provide or exchange PII with or to any third party without the prior consent of the Servicer.

(d) Notice of Breach. The Asset Representations Reviewer will notify the Servicer immediately if it discovers there has been (i) a data security event that did compromise, or could have compromised, the security of PII, or (ii) any event that did result, or could have resulted, in the unauthorized access to or use of the PII, irrespective of whether the unauthorized access or use relates to external parties or Representatives of the Asset Representation Reviewer ((i) and (ii) collectively known as a “Security Breach”) and, where applicable, immediately take action to prevent any further breach. Should a Security Breach occur, the Asset Representations Reviewer shall cooperate with the Servicer to respond to the Security Breach or to otherwise protect PII, including but not limited to, by enabling the Servicer to implement expeditiously its own data security breach response program. Should a Security Breach occur, the Asset Representations Reviewer will commence all reasonable efforts to investigate and correct the causes and remediate the results thereof, and, following discovery of any such event, provide the Servicer with such further information and assistance as may be reasonably requested.

(e) Return or Disposal of PII. Except where return or disposal is prohibited by applicable law, promptly on the earlier of the completion of the Review or the request of the Servicer, all PII in any medium in the Asset Representations Reviewer’s possession or under its control will be (i) destroyed in a manner that prevents its recovery or restoration or (ii) if so directed by the Servicer, returned to the Servicer without the Asset Representations Reviewer retaining any actual or recoverable copies, in both cases, without charge to the Servicer. Where the Asset Representations Reviewer retains PII, the Asset Representations Reviewer will limit the Asset Representations Reviewer’s further use or disclosure of PII to that required by applicable law.

(f) Compliance; Modification. The Asset Representations Reviewer will cooperate with and provide information to the Servicer regarding the Asset Representations Reviewer’s compliance with this Section 7.02. The Asset Representations Reviewer and the Servicer agree to modify this Section 7.02 as necessary for either party to comply with applicable law.

(g) Audit of Asset Representations Reviewer. The Asset Representations Reviewer will permit the Servicer and its authorized representatives to audit the Asset Representations Reviewer’s compliance with this Section 7.02 during the Asset Representations Reviewer’s normal business hours on reasonable advance notice to the Asset Representations Reviewer, and not more than once during any year unless circumstances necessitate additional audits. The Servicer agrees to make reasonable efforts to schedule any audit described in this Section 7.02 with the inspections described in Section 5.06. The Asset Representations Reviewer will also permit the Servicer during normal business hours on reasonable advance written notice to audit any service providers used by the Asset Representations Reviewer to fulfill the Asset Representations Reviewer’s obligations under this Agreement.

(h) Affiliates and Third Parties. If the Asset Representations Reviewer processes the PII of the Servicer’s Affiliates or a third party when performing a Review, and if such Affiliate or third party is identified to the Asset Representations Reviewer, such Affiliate or third party is an intended third-party beneficiary of this Section 7.02, and this Agreement is intended to benefit the Affiliate or third party. The Affiliate or third party may enforce the PII related terms of this Section 7.02 against the Asset Representations Reviewer as if each were a signatory to this Agreement.

(i) Material Breach. Any breach of this Section shall be considered a material breach of this Agreement.

ARTICLE VIII.

TERMINATION

Section 8.01. Termination of Agreement. This Agreement will terminate, except for obligations under Sections 5.03 and 5.04 and Article VII, on the earlier to occur of (i) the payment in full of all outstanding Investor Certificates or (ii) the removal of the Asset Representations Reviewer pursuant to Section 6.01 or the permitted resignation of the Asset Representations Reviewer pursuant to Section 6.04 (which removal or resignation, for the avoidance of doubt, shall not take effect until the appointment of a successor Asset Representations Reviewer in accordance with Section 6.02).

ARTICLE IX.

MISCELLANEOUS PROVISIONS

Section 9.01. Amendment. (a) This Agreement may be amended by the Asset Representations Reviewer, the Transferor, Capital One and the Servicer, without the consent of any of the Investor Certificateholders, (i) to comply with any change in any applicable federal or state law, to cure any ambiguity, to correct or supplement any provisions in this Agreement or for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions in this Agreement, including the content of any Exhibit to this Agreement; provided, however, that if such action is taken after the issuance of any tranche of Notes that is registered with the Securities and Exchange Commission on Form SF-3, such action shall not, in the reasonable belief of the Transferor, as evidenced by an officer’s certificate of the Transferor delivered to Capital One, the Servicer, and the COMT Trustee, adversely affect in any material respect the interests of any Investor Certificateholder whose consent has not been obtained, or (ii) to correct any manifest error in the terms of this Agreement as compared to the terms expressly set forth in an applicable prospectus.

(b) This Agreement may also be amended from time to time by the Asset Representations Reviewer, the Transferor, Capital One and the Servicer, with the consent of the Investor Certificateholders holding more than 50% of the aggregate unpaid principal amount of all outstanding Investor Certificates, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights or interests of the Investor Certificateholders.

(c) It shall not be necessary for the consent of Investor Certificateholders to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof.

(d) Each of the Asset Representations Reviewer, the Transferor, Capital One and the Servicer may, but shall not be obligated to, execute and deliver such amendment that affects its rights, powers, duties or immunities hereunder.

(e) Prior notice of any amendment of this Agreement contemplated by this Section 9.01 shall be provided to each Rating Agency.

Section 9.02. Notices. All notices hereunder shall be given by United States certified or registered mail, by facsimile or by other telecommunication device capable of creating written record of such notice and its receipt. Notices hereunder shall be effective when received and shall be addressed to the respective parties hereto at the addresses set forth below, or at such other address as shall be designated by any party hereto in a written notice to each other party pursuant to this Section.

If to the Asset Representations Reviewer, to:

Clayton Fixed Income Services LLC

1700 Lincoln Street, Suite 2600

Denver, CO 80203

Attn: SVP, Surveillance

With a copy to:

Clayton Fixed Income Services LLC

c/o Clayton Holdings LLC

100 Beard Sawmill Road

Shelton, CT 06484

Attn: General Counsel

If to the Transferor, to:

Capital One Funding, LLC

140 East Shore Drive, Room 1071-B

Glen Allen, VA 23059

Attention: Assistant Vice President, Treasury Capital Markets

With a copy to:

Capital One Bank (USA), National Association

1680 Capital One Drive

McLean, VA 22102

Attention: Managing Vice President, Treasury Capital Markets

If to Capital One, to:

Capital One Bank (USA), National Association

1680 Capital One Drive

McLean, VA 22102

Attention: General Counsel

With a copy to:

Capital One Bank (USA), National Association

1680 Capital One Drive

McLean, VA 22102

Attention: Managing Vice President, Treasury Capital Markets

If to the Servicer, to:

Capital One Bank (USA), National Association

1680 Capital One Drive

McLean, VA 22102

Attention: General Counsel

With a copy to:

Capital One Bank (USA), National Association

1680 Capital One Drive

McLean, VA 22102

Attention: Managing Vice President, Treasury Capital Markets

If to the COMT Trustee, to:

The Bank of New York Mellon

101 Barclay Street, Floor 7 West

New York, New York 10286

Attention: Corporate Trust Administration — Asset Backed Securities

Section 9.03. Entire Agreement; Severability Clause. This Agreement constitutes the entire agreement among the Asset Representations Reviewer, the Transferor, Capital One and the Servicer. All prior representations, statements, negotiations and undertakings with regard to the subject matter hereof are superseded hereby.

If any term or provision of this Agreement or the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remaining terms and provisions of this Agreement, or the application of such terms or provisions to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each term and provision of this Agreement shall be valid and enforced to the fullest extent permitted by law.

Section 9.04. Counterparts. This Agreement may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original, and all such counterparts shall constitute one and the same instrument.

Section 9.05. Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT

REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

Section 9.06. Captions. The captions used herein are for the convenience of reference only and not part of this Agreement, and shall in no way be deemed to define, limit, describe or modify the meanings of any provision of this Agreement.

Section 9.07. Waivers. No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing, signed by the party against whom such waiver or modification is sought to be enforced.

Section 9.08. Assignment. This Agreement may not be assigned by the Asset Representations Reviewer except as permitted under Section 6.03 hereof.

Section 9.09. Benefit of This Agreement; Third-Party Beneficiaries. This Agreement is for the benefit of and will be binding on the parties to this Agreement and their permitted successors and assigns. Except as provided in Section 7.02(h), no other Person will have any right or obligation under this Agreement.

Section 9.10. Exhibits. The exhibits to this Agreement are hereby incorporated and made a part hereof and are an integral part of this Agreement.

Section 9.11. Nonpetition Covenant. To the fullest extent permitted by applicable law, notwithstanding any prior termination of this Agreement, none of the Servicer, Capital One or the Asset Representations Reviewer shall, prior to the date which is one year and one day after the termination of the Pooling and Servicing Agreement, acquiesce, petition or otherwise invoke or cause Funding, COMT, or the Note Issuer to invoke the process of any Governmental Authority for the purpose of commencing or sustaining a case against Funding, COMT, or the Note Issuer under any Debtor Relief Law or appointing a receiver, conservator, liquidator, assignee, trustee, custodian, sequestrator or other similar official of any of Funding, COMT, or the Note Issuer, or any substantial part of its property, or ordering the winding-up or liquidation of the affairs of Funding, COMT, or the Note Issuer.

IN WITNESS WHEREOF, the Transferor, Capital One, the Servicer and the Asset Representations Reviewer have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the date first above written.

CAPITAL ONE FUNDING, LLC, as Transferor

By:	/s/ Eric D. Bauder
	Name:	Eric D. Bauder
	Title:	Assistant Vice President

CAPITAL ONE BANK (USA), NATIONAL ASSOCIATION, as Servicer and in its individual capacity

By:	/s/ Daniel H. Rosen
	Name:	Daniel H. Rosen
	Title:	Managing Vice President, Treasury

CLAYTON FIXED INCOME SERVICES LLC, as Asset Representations Reviewer

By:	/s/ Robert Harris
	Name:	Robert Harris
	Title:	Secretary

[Signature Page to Asset Representations Review Agreement]

Exhibit A

Representation (1)1

2.04(a)(vii) On the applicable Additional Cut-Off Date, each related Additional Account is an Eligible Account.

Documents

Asset Selection Report

Procedures to be Performed

i)	Each Review Account is an Eligible Account.

a.	Confirm that the testing of each of Representations 2, 3, 4, 5, 6, 7, 8, 9, 10 and 11 in this Exhibit A resulted in a Test Pass.

b.	If confirmed, then Test Pass.

1	Due to amendments and restatements effected by predecessor agreements to the Pooling and Servicing Agreement and the Receivables Purchase Agreement, more than one representation and warranty will be tested, along with this representation and warranty, during a Review. See Schedule 1 to this Exhibit A for a complete list of representations and warranties contained in the current agreement and each predecessor agreement that will be tested by applying the procedures described immediately below the text of this representation under “Procedures to be Performed.”

Representation (2)2

(a) The “Eligible Account” is in existence and maintained by the Account Owner.

Documents

Asset Selection Report

Procedures to be Performed

i)	Each Review Account is a credit card account maintained by Capital One.

a.	Confirm that the Review Accounts are set forth in the Asset Selection Report.

b.	If confirmed, then Test Pass.

2	Due to amendments and restatements effected by predecessor agreements to the Pooling and Servicing Agreement and the Receivables Purchase Agreement, more than one representation and warranty will be tested, along with this representation and warranty, during a Review. See Schedule 2 to this Exhibit A for a complete list of representations and warranties contained in the current agreement and each predecessor agreement that will be tested by applying the procedures described immediately below the text of this representation under “Procedures to be Performed.”

Representation (3)3

(b) The “Eligible Account” is payable in United States dollars.

Documents

Asset Selection Report

Procedures to be Performed

i)	Each Review Account is payable in United States dollars.

a.	Confirm that the currency indicator in the Asset Selection Report for each of the Review Accounts on the Account List contained in the Asset Selection Report is United States Dollars.

b.	If confirmed, then Test Pass.

3	Due to amendments and restatements effected by predecessor agreements to the Pooling and Servicing Agreement and the Receivables Purchase Agreement, more than one representation and warranty will be tested, along with this representation and warranty, during a Review. See Schedule 3 to this Exhibit A for a complete list of representations and warranties contained in the current agreement and each predecessor agreement that will be tested by applying the procedures described immediately below the text of this representation under “Procedures to be Performed.”

Representation (4)4

(c) The “Eligible Account” has not been identified by the Account Owner as an account the credit cards or checks, if any, with respect to which have been lost or stolen.

Documents

Asset Selection Report

Procedures to be Performed

i)	No Review Account was identified as lost or stolen.

a.	Confirm that no Review Account had a data indicator indicating that the account was lost or stolen.

b.	If confirmed, then Test Pass.

4	Due to amendments and restatements effected by predecessor agreements to the Pooling and Servicing Agreement and the Receivables Purchase Agreement, more than one representation and warranty will be tested, along with this representation and warranty, during a Review. See Schedule 4 to this Exhibit A for a complete list of representations and warranties contained in the current agreement and each predecessor agreement that will be tested by applying the procedures described immediately below the text of this representation under “Procedures to be Performed.”

Representation (5)5

(d) The Obligor on the “Eligible Account” has provided, as his or her current billing address, an address located in the United States (or its territories or possessions or a military address).

Documents

Asset Selection Report

Procedures to be Performed

i)	The billing address for each Review Account was located in the United States, its territories or possessions, or a military address.

a.	Review the Geographic Report from the Asset Selection Report.

b.	Confirm all billing addresses were in the United States, its territories or possessions, or a military address.

c.	If confirmed, then Test Pass.

5	Due to amendments and restatements effected by predecessor agreements to the Pooling and Servicing Agreement and the Receivables Purchase Agreement, more than one representation and warranty will be tested, along with this representation and warranty, during a Review. See Schedule 5 to this Exhibit A for a complete list of representations and warranties contained in the current agreement and each predecessor agreement that will be tested by applying the procedures described immediately below the text of this representation under “Procedures to be Performed.”

Representation (6)6

(e) The “Eligible Account” has not been, and does not have any Receivables which have been, sold, pledged, assigned or otherwise conveyed to any Person (except pursuant to the Receivables Purchase Agreements, the Prior PSA or the Pooling and Servicing Agreement).

Documents

Asset Selection Report

Procedures to be Performed

i)	No Review Account has Receivables that have been sold, pledged, assigned or otherwise conveyed to anyone else.

a.	Confirm that no Review Account was flagged as having been sold, pledged, assigned or otherwise conveyed to another party prior to the addition date.

b.	If confirmed, then Test Pass.

6	Due to amendments and restatements effected by predecessor agreements to the Pooling and Servicing Agreement and the Receivables Purchase Agreement, more than one representation and warranty will be tested, along with this representation and warranty, during a Review. See Schedule 6 to this Exhibit A for a complete list of representations and warranties contained in the current agreement and each predecessor agreement that will be tested by applying the procedures described immediately below the text of this representation under “Procedures to be Performed.”

Representation (7)7

(f) Except as provided in the Pooling and Servicing Agreement, the “Eligible Account” does not have any Receivables which are Defaulted Receivables.

Documents

Asset Selection Report

Procedures to be Performed

i)	No Receivable in a Review Account has been charged off.

a.	Review the Asset Selection Report

b.	Confirm that no Review Account flagged as charged off was transferred to the trust.

c.	If confirmed, then Test Pass.

7	Due to amendments and restatements effected by predecessor agreements to the Pooling and Servicing Agreement and the Receivables Purchase Agreement, more than one representation and warranty will be tested, along with this representation and warranty, during a Review. See Schedule 7 to this Exhibit A for a complete list of representations and warranties contained in the current agreement and each predecessor agreement that will be tested by applying the procedures described immediately below the text of this representation under “Procedures to be Performed.”

Representation (8)8

(g) The “Eligible Account” does not have any Receivables which have been identified by the Transferor, the Account Owner or the relevant Obligor as having been incurred as a result of the fraudulent use of any related credit card or check.

Documents

Asset Selection Report

Procedures to be Performed

i)	No Receivable in a Review Account has been identified as fraudulent.

a.	Confirm that no Review Account had a data indicator indicating the Review Receivables were fraudulent.

b.	If confirmed, then Test Pass.

8	Due to amendments and restatements effected by predecessor agreements to the Pooling and Servicing Agreement and the Receivables Purchase Agreement, more than one representation and warranty will be tested, along with this representation and warranty, during a Review. See Schedule 8 to this Exhibit A for a complete list of representations and warranties contained in the current agreement and each predecessor agreement that will be tested by applying the procedures described immediately below the text of this representation under “Procedures to be Performed.”

Representation (9)9

(h) The “Eligible Account” relates to an Obligor who is not identified by the Account Owner or by the Transferor in its computer files as being the subject of a voluntary or involuntary bankruptcy proceeding.

Documents

Asset Selection Report

Procedures to be Performed

i)	No Review Account was coded as in bankruptcy.

a.	Confirm that no Review Account had a data indicator indicating the borrower was in active bankruptcy.

b.	If confirmed, then Test Pass.

9	Due to amendments and restatements effected by predecessor agreements to the Pooling and Servicing Agreement and the Receivables Purchase Agreement, more than one representation and warranty will be tested, along with this representation and warranty, during a Review. See Schedule 9 to this Exhibit A for a complete list of representations and warranties contained in the current agreement and each predecessor agreement that will be tested by applying the procedures described immediately below the text of this representation under “Procedures to be Performed.”

Representation (10)10

(i) The “Eligible Account” is not an account with respect to which the Obligor has requested discontinuance of responsibility.

Documents

Asset Selection Report

Procedures to be Performed

i)	The borrower for each Review Account has not requested a discontinuance of responsibility.

a.	Confirm that no Review Account had a data indicator indicating the borrower had requested discontinuance of responsibility.

b.	If confirmed, then Test Pass.

10	Due to amendments and restatements effected by predecessor agreements to the Pooling and Servicing Agreement and the Receivables Purchase Agreement, more than one representation and warranty will be tested, along with this representation and warranty, during a Review. See Schedule 10 to this Exhibit A for a complete list of representations and warranties contained in the current agreement and each predecessor agreement that will be tested by applying the procedures described immediately below the text of this representation under “Procedures to be Performed.”

Representation (11)11

(j) The “Eligible Account” does not have any Receivables that give rise to any claim against any Governmental Authority.

Documents

Asset Selection Report

Procedures to be Performed

i)	Each Review Account does not have any Receivables that give rise to any claim against any Governmental Authority.

a.	Confirm that no Review Account had a data indicator indicating that the customer on any Account was a corporate entity, or anything other than an individual person

b.	If confirmed, then Test Pass.

11	Due to amendments and restatements effected by predecessor agreements to the Pooling and Servicing Agreement and the Receivables Purchase Agreement, more than one representation and warranty will be tested, along with this representation and warranty, during a Review. See Schedule 11 to this Exhibit A for a complete list of representations and warranties contained in the current agreement and each predecessor agreement that will be tested by applying the procedures described immediately below the text of this representation under “Procedures to be Performed.”

Representation (12)12

2.04(a)(viii) On the applicable Additional Cut-Off Date, each Receivable then existing in each related Additional Account is an Eligible Receivable.

Documents

Asset Selection Report

Procedures to be Performed

i)	Each Review Receivable is an Eligible Receivable.

a.	Confirm that the testing of each of Representations 13, 14, 15, 16, 17, 18, 19, 20, 21 and 22 in this Exhibit A resulted in a Test Pass.

ii)	If confirmed, then Test Pass.

12	Due to amendments and restatements effected by predecessor agreements to the Pooling and Servicing Agreement and the Receivables Purchase Agreement, more than one representation and warranty will be tested, along with this representation and warranty, during a Review. See Schedule 12 to this Exhibit A for a complete list of representations and warranties contained in the current agreement and each predecessor agreement that will be tested by applying the procedures described immediately below the text of this representation under “Procedures to be Performed.”

Representation (13)13

(a) The “Receivable” has arisen in an “Eligible Account.”

Documents

Asset Selection Report

Procedures to be Performed

i)	Each Review Receivable arose in an Eligible Account.

a.	Confirm that each Account in which each Review Receivable has arisen is an Eligible Account based on the performance of the procedures set forth in Representations 2, 3, 4, 5, 6, 7, 8, 9, 10 and 11 in this Exhibit A.

b.	If confirmed, then Test Pass.

13	Due to amendments and restatements effected by predecessor agreements to the Pooling and Servicing Agreement and the Receivables Purchase Agreement, more than one representation and warranty will be tested, along with this representation and warranty, during a Review. See Schedule 13 to this Exhibit A for a complete list of representations and warranties contained in the current agreement and each predecessor agreement that will be tested by applying the procedures described immediately below the text of this representation under “Procedures to be Performed.”

Representation (14)14

(b) The “Receivable” was created in compliance in all material aspects with the Lending Guidelines and all Requirements of Law applicable to the Account Owner, the failure to comply with which would have a material adverse effect on Investor Certificateholders, and pursuant to a Lending Agreement which complies with all Requirements of Law applicable to the Account Owner, the failure to comply with which would have a material adverse effect on Investor Certificateholders.

Documents

Compliance Policy

Regulatory Policies and Procedures

Form of Capital One Customer Agreement

Procedures to be Performed

i)	Each Review Receivable was created, in all material respects, in compliance with all Requirements of Law applicable to the applicable Account Owner.

a.	Review the Compliance Policy and the Regulatory Policies and Procedures.

i.	Confirm the procedures in (i)(a) above include the following:

1.	Overview of the process including identification of laws (including changes to existing laws), analysis of laws, determination of impact, and implementation to appropriate business units.

b.	Validate that the procedures in (i)(a) above were followed.

i.	Regulatory changes or additions made between [November 2015] and the date of the Review Notice will be in scope. The Asset Representation Reviewer will select one regulatory change or addition from each calendar year between [November 2015] and the date of the Review Notice.

ii.	The Asset Representation Reviewer will then track the selected regulatory change through Capital One’s processes for implementation.

14	Due to amendments and restatements effected by predecessor agreements to the Pooling and Servicing Agreement and the Receivables Purchase Agreement, more than one representation and warranty will be tested, along with this representation and warranty, during a Review. See Schedule 14 to this Exhibit A for a complete list of representations and warranties contained in the current agreement and each predecessor agreement that will be tested by applying the procedures described immediately below the text of this representation under “Procedures to be Performed.”

c.	Confirm that the updated Compliance Policy and the Regulatory Policies and Procedures were cascaded to each relevant line of business and made available to any employee seeking the information.

d.	Confirm that internal controls reflect regulatory changes in scope through monitoring results and testing.

ii)	Each Review Account was created under a Form of Capital One Customer Agreement that complies, in all material respects, with all Requirements of Law applicable to such Account Owner.

a.	The Asset Representations Reviewer will confirm that contracts were updated based on the Compliance Policy the Compliance Policy and the Regulatory Policies and Procedures.

iii)	If the documentation provided indicates that the Compliance Policy was followed, then Test Pass.

Representation (15)15

(c) All material consents, licenses, approvals or authorizations of, or registrations or declarations with, any Governmental Authority required to be obtained, effected or given by the Account Owner or the Transferor in connection with the creation of such Receivable or the execution, delivery and performance by the Account Owner or the Transferor of its obligations, if any, under the related Lending Agreement have been duly obtained, effected or given and are in full force and effect.

Documents

Capital One Bank (USA), National Association Federal Banking Charter [Charter No. 24828]

Procedures to be Performed

i)	Capital One as the Seller has all consents, licenses, approvals and authorizations required.

a.	Locate the document(s) listed above.

b.	Conduct an interview with the appropriate Capital One employee regarding the outcome of any recent audits or reviews conducted by a Governmental Authority and confirm that no Governmental Authority has taken any action against Capital One that would prevent it from executing, delivering or performing its obligations under the Customer Agreements subject to the Asset Selection Report, or that any such action has been resolved in a manner that would not prevent Capital One from executing, delivering or performing its obligations under such Customer Agreements.

c.	Review the documents above and confirm with Capital One during the interview process that no evidence exists and that they are valid and have not been revoked.

d.	If the above tests are confirmed, then Test Pass.

15	Due to amendments and restatements effected by predecessor agreements to the Pooling and Servicing Agreement and the Receivables Purchase Agreement, more than one representation and warranty will be tested, along with this representation and warranty, during a Review. See Schedule 15 to this Exhibit A for a complete list of representations and warranties contained in the current agreement and each predecessor agreement that will be tested by applying the procedures described immediately below the text of this representation under “Procedures to be Performed.”

Representation (16)16

(d) As to the “Receivable”, at the time of its transfer to the Trustee, the Transferor or the Trustee will have good and marketable title, free and clear of all Liens (including a prior Lien of the Account Owner but excluding any Lien for municipal or other local taxes if such taxes are not then due and payable or if the Transferor is then contesting the validity thereof in good faith by appropriate proceedings and has set aside on its books adequate reserves with respect thereto).

Documents

Pooling and Servicing Agreement

Receivables Purchase Agreement

UCC Filing Certificates for Virginia and Delaware

Lien Search Report

Asset Selection Report

Procedures to be Performed

i)	Transferor or Trustee had good and marketable title to each Review Receivable, free and clear of all Liens at the time of transfer.

a.	Review the Lien Searches.

i.	confirm that all UCC filings are listed on the Lien Search Report.

ii.	confirm that the debtor is listed as Capital One (Bank), National Association or any of its predecessors, successors or assigns.

b.	Review the UCC Filing Certificates for Virginia and Delaware, the Pooling and Servicing Agreement, and the Receivables Purchase Agreement.

i.	Confirm that the filings were completed to the appropriate party as defined by the Agreements.

c.	If the above tests are confirmed, then Test Pass.

16	Due to amendments and restatements effected by predecessor agreements to the Pooling and Servicing Agreement and the Receivables Purchase Agreement, more than one representation and warranty will be tested, along with this representation and warranty, during a Review. See Schedule 16 to this Exhibit A for a complete list of representations and warranties contained in the current agreement and each predecessor agreement that will be tested by applying the procedures described immediately below the text of this representation under “Procedures to be Performed.”

Representation (17)17

(f) At and after the time of transfer to the Trustee the Receivable is the legal, valid and binding payment obligation of the Obligor thereon, legally enforceable against such Obligor in accordance with its terms, except as such enforceability may be limited by applicable Debtor Relief Laws and except as such enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity).

Documents

Form of Capital One Customer Agreement

Asset Selection Report

Procedures to be Performed

i)	Each Review Receivable is a legal, valid and binding payment obligation.

a.	Confirm that the Account in which each Review Receivable arose is an Eligible Account based on the performance of the procedures set forth in Representations 2, 3, 4, 5, 6, 7, 8, 9, 10 and 11 in this Exhibit A.

b.	Confirm that testing of Representation 14 in this Exhibit A related to Compliance with Law resulted in a Test Pass.

c.	If the above tests are confirmed, then Test Pass.

17	Due to amendments and restatements effected by predecessor agreements to the Pooling and Servicing Agreement and the Receivables Purchase Agreement, more than one representation and warranty will be tested, along with this representation and warranty, during a Review. See Schedule 17 to this Exhibit A for a complete list of representations and warranties contained in the current agreement and each predecessor agreement that will be tested by applying the procedures described immediately below the text of this representation under “Procedures to be Performed.”

Representation (18)18

(g) The Receivable constitutes an “account” as defined in Article 9 of the New York UCC and the Virginia UCC.

Documents

Pooling and Servicing Agreement

Receivables Purchase Agreement

Asset Selection Report

Procedures to be Performed

i)	Confirm that the Review Receivable is a right to payment of a monetary obligation, whether or not earned by performance, arising out of the use of a credit or charge card or information contained on or for use with the card, as described under Article 9-102 of the Virginia and New York UCCs.

a.	Confirm that there were no issues resulting in the related Accounts being deemed not to be Eligible Accounts as of any addition date from the testing of Representations 2, 3, 4, 5, 6, 7, 8, 9, 10 and 11 set forth in this Exhibit A.

b.	If confirmed, then Test Pass.

18	Due to amendments and restatements effected by predecessor agreements to the Pooling and Servicing Agreement and the Receivables Purchase Agreement, more than one representation and warranty will be tested, along with this representation and warranty, during a Review. See Schedule 18 to this Exhibit A for a complete list of representations and warranties contained in the current agreement and each predecessor agreement that will be tested by applying the procedures described immediately below the text of this representation under “Procedures to be Performed.”

Representation (19)19

(h) At the time of its transfer to the Trustee the Receivable has not been waived or modified.

Documents

Form of Capital One Customer Agreement

Asset Selection Report

Procedures to be Performed

i)	Each Review Receivable has not been waived or modified.

a.	Confirm that each Review Receivable is a legal, valid and binding payment obligation based on the performance of the procedures set forth in Representation 17 in this Exhibit A, and the performance of the other procedures set forth therein (including with respect to Eligible Account status and Compliance with Law).

b.	If the above tests are confirmed, then Test Pass.

19	Due to amendments and restatements effected by predecessor agreements to the Pooling and Servicing Agreement and the Receivables Purchase Agreement, more than one representation and warranty will be tested, along with this representation and warranty, during a Review. See Schedule 19 to this Exhibit A for a complete list of representations and warranties contained in the current agreement and each predecessor agreement that will be tested by applying the procedures described immediately below the text of this representation under “Procedures to be Performed.”

Representation (20)20

(i) At the time of its transfer to the Trustee, the Receivable is not subject to any right of rescission, setoff, counterclaim or any other defense of the Obligor (including the defense of usury), other than defenses arising out of applicable Debtor Relief Laws and except as such enforceability may be limited by general principles of equity (whether considered in a suit at law or equity).

Documents

Form of Capital One Customer Agreement

Asset Selection Report

Procedures to be Performed

i)	No Review Receivable is subject to any right of rescission, setoff, counterclaim or any other defense of the Obligor.

a.	Confirm that each Review Receivable is a legal, valid and binding payment obligation based on the performance of the procedures set forth in Representation 17 in this Exhibit A, and the performance of the other procedures set forth therein (including with respect to Eligible Account status and Compliance with Law).

b.	If the above tests are confirmed, then Test Pass.

20	Due to amendments and restatements effected by predecessor agreements to the Pooling and Servicing Agreement and the Receivables Purchase Agreement, more than one representation and warranty will be tested, along with this representation and warranty, during a Review. See Schedule 20 to this Exhibit A for a complete list of representations and warranties contained in the current agreement and each predecessor agreement that will be tested by applying the procedures described immediately below the text of this representation under “Procedures to be Performed.”

Representation (21)21

(j) At the time of its transfer to the Trustee, the Transferor has satisfied all obligations on its part to be fulfilled with respect to the Receivable.

Documents

Pooling and Servicing Agreement

Receivables Purchase Agreement

Form of Capital One Customer Agreement

UCC Filing Certificates for Virginia and Delaware

Asset Selection Report

Lien Searches

Procedures to be Performed

i)	The Transferor has satisfied all obligations on its part to be fulfilled with respect to the Review Receivable.

a.	Confirm that the related Review Receivable constitutes an “account” as defined in Article 9 of the New York UCC and the Virginia UCC based on the performance of the procedures set forth in Representation 18 in this Exhibit A, and the performance of the other procedures set forth therein (including with respect to Eligible Account status).

b.	Confirm that the Transferor or Trustee had good and marketable title to each Review Receivable, free and clear of all Liens at the time of transfer, and that Transferor did not take any action which, or fail to take any action the omission of which, would, at the time of its transfer to the Trustee, impair in any material respect the rights of the Trust or the Certificateholders in the Reviewed Receivable, based on the performance of the procedures set forth in Representations 16 and 22 in this Exhibit A.

c.	If the above tests are confirmed, then Test Pass.

21	Due to amendments and restatements effected by predecessor agreements to the Pooling and Servicing Agreement and the Receivables Purchase Agreement, more than one representation and warranty will be tested, along with this representation and warranty, during a Review. See Schedule 21 to this Exhibit A for a complete list of representations and warranties contained in the current agreement and each predecessor agreement that will be tested by applying the procedures described immediately below the text of this representation under “Procedures to be Performed.”

Representation (22)22

(k) At the time of its transfer to the Trustee, the Transferor has not taken any action which, or failed to take any action the omission of which, would, at the time of its transfer to the Trustee, impair in any material respect the rights of the Trust or the Certificateholders in the Receivable.

Documents

Pooling and Servicing Agreement

Receivables Purchase Agreement

UCC Filing Certificates for Virginia and Delaware

Asset Selection Report

Lien Searches

Procedures to be Performed

i)	Transferor did not take any action which, or fail to take any action the omission of which, would, at the time of its transfer to the Trustee, impair in any material respect the rights of the Trust or the Certificateholders in the Reviewed Receivable.

a.	Review the Lien Searches.

i.	confirm that all UCC filings are listed on the Lien Search Report.

ii.	confirm that the debtor is listed as Capital One (Bank), National Association or any of its predecessors, successors or assigns.

b.	Review the UCC Filing Certificates for Virginia and Delaware, the Pooling and Servicing Agreement, and the Receivables Purchase Agreement.

i.	Confirm that the filings were completed to the appropriate party as defined by the Agreements.

c.	If the above tests are confirmed, then Test Pass.

22	Due to amendments and restatements effected by predecessor agreements to the Pooling and Servicing Agreement and the Receivables Purchase Agreement, more than one representation and warranty will be tested, along with this representation and warranty, during a Review. See Schedule 22 to this Exhibit A for a complete list of representations and warranties contained in the current agreement and each predecessor agreement that will be tested by applying the procedures described immediately below the text of this representation under “Procedures to be Performed.”

Schedule 1 to Exhibit A

POOLING AND SERVICING AGREEMENT REPRESENTATIONS AND WARRANTIES

Pooling and Servicing Agreement dated as of September 30, 1993.

Section 2.04(a)(vii) On the Trust Cut-off Date, each Account was an Eligible Account and, in the case of Additional Accounts, on the Additional Cut-Off Date with respect thereto, each such Account will be an Eligible Account.

Pooling and Servicing Agreement dated as of September 30, 1993, as amended and restated as of April 9, 2001.

Section 2.04(a)(vii) On the Trust Cut-Off Date, each Account was an Eligible Account and, in the case of Additional Accounts, on the Additional Cut-Off Date with respect thereto, each such Account will be an Eligible Account.

Amended and Restated Pooling and Servicing Agreement dated as of September 30, 1993, as amended and restated as of August 1, 2002.

Section 2.04(a)(vii) On the applicable Additional Cut-Off Date, each related Additional Account is an Eligible Account.

Amended and Restated Pooling and Servicing Agreement dated as of September 30, 1993, as amended and restated as of August 1, 2002 and January 13, 2006.

Section 2.04(a)(vii) On the applicable Additional Cut-Off Date, each related Additional Account is an Eligible Account.

Amended and Restated Pooling and Servicing Agreement dated as of September 30, 1993, as amended and restated as of August 1, 2002, January 13, 2006 and July 1, 2007.

Section 2.04(a)(vii) On the applicable Additional Cut-Off Date, each related Additional Account is an Eligible Account.

Amended and Restated Pooling and Servicing Agreement dated as of September 30, 1993, as amended and restated as of August 1, 2002, January 13, 2006, July 1, 2007, and March 17, 2016.

Section 2.04(a)(vii) On the applicable Additional Cut-Off Date, each related Additional Account is an Eligible Account.

Sch 1 - 1

Schedule 1 to Exhibit A

RECEIVABLES PURCHASE AGREEMENT REPRESENTATIONS AND WARRANTIES

Receivables Purchase Agreement dated as of August 1, 2002.

Section 4.02(a)(vi) On the cut-off date related to its date of designation as an “Account” under the Prior PSA, with respect to each Initial Account, and on the applicable Additional Cut-Off Date, with respect to each Additional Account, each such Account is an Eligible Account.

Amended and Restated Receivables Purchase Agreement dated as of July 1, 2007.

Section 4.02(a)(vi) on the cut-off date related to its date of designation as an “Account” under the Prior PSA, with respect to each Initial Account, and on the applicable Additional Cut- Off Date, with respect to each Additional Account, each such Account is an Eligible Account.

Sch 1 - 2

Schedule 2 to Exhibit A

POOLING AND SERVICING AGREEMENT — “ELIGIBLE ACCOUNT” DEFINITION

CLAUSE (a)

Pooling and Servicing Agreement dated as of September 30, 1993.

(a) is in existence and maintained with the Seller on the Trust Cut-Off Date or the Addition Date, as the case may be;

Pooling and Servicing Agreement dated as of September 30, 1993, as amended and restated as of April 9, 2001.

(a) is in existence and maintained with the Seller on the Trust Cut-Off Date or the Addition Date, as the case may be;

Amended and Restated Pooling and Servicing Agreement dated as of September 30, 1993, as amended and restated as of August 1, 2002.

(a) is in existence and maintained by the Account Owner;

Amended and Restated Pooling and Servicing Agreement dated as of September 30, 1993, as amended and restated as of August 1, 2002 and January 13, 2006.

(a) is in existence and maintained by the Account Owner;

Amended and Restated Pooling and Servicing Agreement dated as of September 30, 1993, as amended and restated as of August 1, 2002, January 13, 2006 and July 1, 2007.

(a) is in existence and maintained by the Account Owner;

Amended and Restated Pooling and Servicing Agreement dated as of September 30, 1993, as amended and restated as of August 1, 2002, January 13, 2006, July 1, 2007 and March 17, 2016.

(a) is in existence and maintained by the Account Owner;

RECEIVABLES PURCHASE AGREEMENT — “ELIGIBLE ACCOUNT” DEFINITION

CLAUSE (a)

Receivables Purchase Agreement dated as of August 1, 2002

(a) which is in existence and maintained by Capital One;

Sch 2 - 1

Schedule 2 to Exhibit A

Amended and Restated Receivables Purchase Agreement dated as of July 1, 2007.

(a) which is in existence and maintained by Capital One;

Sch 2 - 2

Schedule 3 to Exhibit A

POOLING AND SERVICING AGREEMENT — “ELIGIBLE ACCOUNT” DEFINITION

CLAUSE (b)

Pooling and Servicing Agreement dated as of September 30, 1993.

(b) is payable in United States dollars;

Pooling and Servicing Agreement dated as of September 30, 1993, as amended and restated as of April 9, 2001.

(b) is payable in United States dollars;

Amended and Restated Pooling and Servicing Agreement dated as of September 30, 1993, as amended and restated as of August 1, 2002.

(b) is payable in United States dollars;

Amended and Restated Pooling and Servicing Agreement dated as of September 30, 1993, as amended and restated as of August 1, 2002 and January 13, 2006.

(b) is payable in United States dollars;

Amended and Restated Pooling and Servicing Agreement dated as of September 30, 1993, as amended and restated as of August 1, 2002, January 13, 2006 and July 1, 2007.

(b) is payable in United States dollars;

Amended and Restated Pooling and Servicing Agreement dated as of September 30, 1993, as amended and restated as of August 1, 2002, January 13, 2006, July 1, 2007 and March 17, 2016.

(b) is payable in United States dollars;

RECEIVABLES PURCHASE AGREEMENT — “ELIGIBLE ACCOUNT” DEFINITION

CLAUSE (b)

Receivables Purchase Agreement dated as of August 1, 2002

(b) which is payable in United States dollars;

Amended and Restated Receivables Purchase Agreement dated as of July 1, 2007.

(b) which is payable in United States dollars;

Sch 3 - 1

Schedule 4 to Exhibit A

POOLING AND SERVICING AGREEMENT — “ELIGIBLE ACCOUNT” DEFINITION

CLAUSE (c)

Pooling and Servicing Agreement dated as of September 30, 1993.

(c) has not been identified as an account the credit cards or checks, if any, with respect to which have been reported to the Seller as having been lost or stolen;

Pooling and Servicing Agreement dated as of September 30, 1993, as amended and restated as of April 9, 2001.

(c) has not been identified as an account the credit cards or checks, if any, with respect to which have been reported to such Seller as having been lost or stolen;

Amended and Restated Pooling and Servicing Agreement dated August 1, 2002.

(c) has not been identified by the Account Owner as an account the credit cards or checks, if any, with respect to which have been lost or stolen;

Amended and Restated Pooling and Servicing Agreement dated January 13, 2006.

(c) has not been identified by the Account Owner as an account the credit cards or checks, if any, with respect to which have been lost or stolen;

Amended and Restated Pooling and Servicing Agreement July 1, 2007.

(c) has not been identified by the Account Owner as an account the credit cards or checks, if any, with respect to which have been lost or stolen;

Amended and Restated Pooling and Servicing Agreement March 17, 2016.

(c) has not been identified by the Account Owner as an account the credit cards or checks, if any, with respect to which have been lost or stolen;

RECEIVABLES PURCHASE AGREEMENT — “ELIGIBLE ACCOUNT” DEFINITION

CLAUSE (c)

Receivables Purchase Agreement dated as of August 1, 2002.

(c) which has not been identified by Capital One as an account the credit cards or checks, if any, with respect to which have been lost or stolen;

Sch 4 - 1

Schedule 4 to Exhibit A

Amended and Restated Receivables Purchase Agreement dated as of July 1, 2007.

(c) which has not been identified by Capital One as an account the credit cards or checks, if any, with respect to which have been lost or stolen;

Sch 4 - 2

Schedule 5 to Exhibit A

POOLING AND SERVICING AGREEMENT — “ELIGIBLE ACCOUNT” DEFINITION

CLAUSE (d)

Pooling and Servicing Agreement dated as of September 30, 1993.

(d) the Obligor of which has provided, as his or her current billing address, an address located in the United States (or its territories or possessions or a military address);

Pooling and Servicing Agreement dated as of September 30, 1993, as amended and restated as of April 9, 2001.

(d) the Obligor of which has provided, as his or her current billing address, an address located in the United States (or its territories or possessions or a military address);

Amended and Restated Pooling and Servicing Agreement dated as of September 30, 1993, as amended and restated as of August 1, 2002.

(d) the Obligor on which has provided, as his or her most recent billing address, an address located in the United States (or its territories or possessions or a military address);

Amended and Restated Pooling and Servicing Agreement dated as of September 30, 1993, as amended and restated as of August 1, 2002 and January 13, 2006.

(d) the Obligor on which has provided, as his or her most recent billing address, an address located in the United States (or its territories or possessions or a military address);

Amended and Restated Pooling and Servicing Agreement dated as of September 30, 1993, as amended and restated as of August 1, 2002, January 13, 2006 and July 1, 2007.

(d) the Obligor on which has provided, as his or her most recent billing address, an address located in the United States (or its territories or possessions or a military address);

Amended and Restated Pooling and Servicing Agreement dated as of September 30, 1993, as amended and restated as of August 1, 2002, January 13, 2006, July 1, 2007 and March 17, 2016.

(d) the Obligor on which has provided, as his or her most recent billing address, an address located in the United States (or its territories or possessions or a military address);

Sch 5 - 1

Schedule 5 to Exhibit A

RECEIVABLES PURCHASE AGREEMENT — “ELIGIBLE ACCOUNT” DEFINITION

CLAUSE (d)

Receivables Purchase Agreement dated as of August 1, 2002.

(d) the Obligor on which has provided, as his or her most recent billing address, an address located in the United States or its territories or possessions or a military address;

Amended and Restated Receivables Purchase Agreement dated as of July 1, 2007.

(d) the Obligor on which has provided, as his or her most recent billing address, an address located in the United States or its territories or possessions or a military address;

Sch 5 - 2

Schedule 6 to Exhibit A

POOLING AND SERVICING AGREEMENT — “ELIGIBLE ACCOUNT” DEFINITION

CLAUSE (e)

Pooling and Servicing Agreement dated as of September 30, 1993.

(e) has not been, and does not have any Receivables which have been, sold, pledged, assigned or otherwise conveyed to any Person (except pursuant to this Agreement);

Pooling and Servicing Agreement dated as of September 30, 1993, as amended and restated as of April 9, 2001.

(e) has not been, and does not have any Receivables which have been, sold, pledged, assigned or otherwise conveyed to any Person (except pursuant to this Agreement);

Amended and Restated Pooling and Servicing Agreement dated as of September 30, 1993, as amended and restated as of August 1, 2002.

(e) has not been, and does not have any Receivables which have been, sold, pledged, assigned or otherwise conveyed to any Person (except pursuant to the Receivables Purchase Agreements, the Prior PSA or this Agreement);

Amended and Restated Pooling and Servicing Agreement dated as of September 30, 1993, as amended and restated as of August 1, 2002 and January 13, 2006.

(e) has not been, and does not have any Receivables which have been, sold, pledged, assigned or otherwise conveyed to any Person (except pursuant to the Receivables Purchase Agreements, the Prior PSA or this Agreement);

Amended and Restated Pooling and Servicing Agreement dated as of September 30, 1993, as amended and restated as of August 1, 2002, January 13, 2006 and July 1, 2007.

(e) has not been, and does not have any Receivables which have been, sold, pledged, assigned or otherwise conveyed to any Person (except pursuant to the Receivables Purchase Agreements, the Prior PSA or this Agreement);

Amended and Restated Pooling and Servicing Agreement dated as of September 30, 1993, as amended and restated as of August 1, 2002, January 13, 2006, July 1, 2007 and March 17, 2016.

(e) has not been, and does not have any Receivables which have been, sold, pledged, assigned or otherwise conveyed to any Person (except pursuant to the Receivables Purchase Agreements, the Prior PSA or this Agreement);

Sch 6 - 1

Schedule 6 to Exhibit A

RECEIVABLES PURCHASE AGREEMENT — “ELIGIBLE ACCOUNT” DEFINITION

CLAUSE (e)

Receivables Purchase Agreement dated as of August 1, 2002.

(e) which has not been, and does not have any Receivables which have been, sold, pledged, assigned or otherwise conveyed to any Person (except pursuant to this Agreement or the Prior PSA);

Amended and Restated Receivables Purchase Agreement dated as of July 1, 2007.

(e) which has not been, and does not have any Receivables which have been, sold, pledged, assigned or otherwise conveyed to any Person (except pursuant to this Agreement or the Prior PSA);

Sch 6 - 2

Schedule 7 to Exhibit A

POOLING AND SERVICING AGREEMENT — “ELIGIBLE ACCOUNT” DEFINITION

CLAUSE (f)

Pooling and Servicing Agreement dated as of September 30, 1993.

(f) except as provided below, does not have any Receivables which are Defaulted Receivables;

Pooling and Servicing Agreement dated as of September 30, 1993, as amended and restated as of April 9, 2001.

(f) except as provided below, does not have any Receivables which are Defaulted Receivables;

Amended and Restated Pooling and Servicing Agreement dated as of September 30, 1993, as amended and restated as of August 1, 2002.

(f) except as provided below, does not have any Receivables which are Defaulted Receivables;

Amended and Restated Pooling and Servicing Agreement dated as of September 30, 1993, as amended and restated as of August 1, 2002 and January 13, 2006.

(f) except as provided below, does not have any Receivables which are Defaulted Receivables;

Amended and Restated Pooling and Servicing Agreement dated as of September 30, 1993, as amended and restated as of August 1, 2002, January 13, 2006 and July 1, 2007.

(f) except as provided below, does not have any Receivables which are Defaulted Receivables;

Amended and Restated Pooling and Servicing Agreement dated as of September 30, 1993, as amended and restated as of August 1, 2002, January 13, 2006, July 1, 2007 and March 17, 2016.

(f) except as provided below, does not have any Receivables which are Defaulted Receivables;

Sch 7 - 1

Schedule 7 to Exhibit A

RECEIVABLES PURCHASE AGREEMENT — “ELIGIBLE ACCOUNT” DEFINITION

CLAUSE (f)

Receivables Purchase Agreement dated as of August 1, 2002.

(f) which does not have any Receivables which are Defaulted Receivables;

Amended and Restated Receivables Purchase Agreement dated as of July 1, 2007.

(f) which does not have any Receivables which are Defaulted Receivables;

Sch 7 - 2

Schedule 8 to Exhibit A

POOLING AND SERVICING AGREEMENT — “ELIGIBLE ACCOUNT” DEFINITION

CLAUSE (g)

Pooling and Servicing Agreement dated as of September 30, 1993.

(g) does not have any Receivables which have been identified by the Seller or the relevant Obligor as having been incurred as a result of the fraudulent use of any related credit card or check;

Pooling and Servicing Agreement dated as of September 30, 1993, as amended and restated as of April 9, 2001.

(g) does not have any Receivables which have been identified by such Seller or the relevant Obligor as having been incurred as a result of fraudulent use of any related credit card or check;

Amended and Restated Pooling and Servicing Agreement dated as of September 30, 1993, as amended and restated as of August 1, 2002.

(g) does not have any Receivables which have been identified by the Transferor, the Account Owner or the relevant Obligor as having been incurred as a result of the fraudulent use of any related credit card or check;

Amended and Restated Pooling and Servicing Agreement dated as of September 30, 1993, as amended and restated as of August 1, 2002 and January 13, 2006.

(g) does not have any Receivables which have been identified by the Transferor, the Account Owner or the relevant Obligor as having been incurred as a result of the fraudulent use of any related credit card or check;

Amended and Restated Pooling and Servicing Agreement dated as of September 30, 1993, as amended and restated as of August 1, 2002, January 13, 2006 and July 1, 2007.

(g) does not have any Receivables which have been identified by the Transferor, the Account Owner or the relevant Obligor as having been incurred as a result of the fraudulent use of any related credit card or check;

Amended and Restated Pooling and Servicing Agreement dated as of September 30, 1993, as amended and restated as of August 1, 2002, January 13, 2006, July 1, 2007 and March 17, 2016.

(g) does not have any Receivables which have been identified by the Transferor, the Account Owner or the relevant Obligor as having been incurred as a result of the fraudulent use of any related credit card or check;

Sch 8 - 1

Schedule 8 to Exhibit A

RECEIVABLES PURCHASE AGREEMENT — “ELIGIBLE ACCOUNT” DEFINITION

CLAUSE (g)

Receivables Purchase Agreement dated as of August 1, 2002.

(g) which does not have any Receivables which have been identified by Capital One or the relevant Obligor as having been incurred as a result of the fraudulent use of any related credit card or check;

Amended and Restated Receivables Purchase Agreement dated as of July 1, 2007.

(g) which does not have any Receivables which have been identified by Capital One or the relevant Obligor as having been incurred as a result of the fraudulent use of any related credit card or check;

Sch 8 - 2

Schedule 9 to Exhibit A

POOLING AND SERVICING AGREEMENT — “ELIGIBLE ACCOUNT” DEFINITION

CLAUSE (h)

Pooling and Servicing Agreement dated as of September 30, 1993.

(h) relates to an Obligor who is not identified by the Seller in its computer files as being the subject of a voluntary or involuntary bankruptcy proceeding;

Pooling and Servicing Agreement dated as of September 30, 1993, as amended and restated as of April 9, 2001.

(h) relates to an Obligor who is not identified by the Seller in its computer files as being the subject of a voluntary or involuntary bankruptcy proceeding;

Amended and Restated Pooling and Servicing Agreement dated as of September 30, 1993, as amended and restated as of August 1, 2002.

(h) relates to an Obligor who is not identified by the Account Owner or by the Transferor in its computer files as being the subject of a voluntary or involuntary bankruptcy proceeding;

Amended and Restated Pooling and Servicing Agreement dated as of September 30, 1993, as amended and restated as of August 1, 2002 and January 13, 2006.

(h) relates to an Obligor who is not identified by the Account Owner or by the Transferor in its computer files as being the subject of a voluntary or involuntary bankruptcy proceeding;

Amended and Restated Pooling and Servicing Agreement dated as of September 30, 1993, as amended and restated as of August 1, 2002, January 13, 2006 and July 1, 2007.

(h) relates to an Obligor who is not identified by the Account Owner or by the Transferor in its computer files as being the subject of a voluntary or involuntary bankruptcy proceeding;

Amended and Restated Pooling and Servicing Agreement dated as of September 30, 1993, as amended and restated as of August 1, 2002, January 13, 2006, July 1, 2007 and March 17, 2016.

(h) relates to an Obligor who is not identified by the Account Owner or by the Transferor in its computer files as being the subject of a voluntary or involuntary bankruptcy proceeding;

Sch 9 - 1

Schedule 9 to Exhibit A

RECEIVABLES PURCHASE AGREEMENT — “ELIGIBLE ACCOUNT” DEFINITION

CLAUSE (h)

Receivables Purchase Agreement dated as of August 1, 2002.

(h) which relates to an Obligor who is not identified by Capital One in its computer files as being the subject of a voluntary or involuntary bankruptcy proceeding;

Amended and Restated Receivables Purchase Agreement dated as of July 1, 2007.

(h) which relates to an Obligor who is not identified by Capital One in its computer files as being the subject of a voluntary or involuntary bankruptcy proceeding;

Sch 9 - 2

Schedule 10 to Exhibit A

POOLING AND SERVICING AGREEMENT — “ELIGIBLE ACCOUNT” DEFINITION

CLAUSE (i)

Pooling and Servicing Agreement dated as of September 30, 1993.

(i) is not an account with respect to which the Obligor has requested discontinuance of responsibility;

Pooling and Servicing Agreement dated as of September 30, 1993, as amended and restated as of April 9, 2001.

(i) is not an account with respect to which the Obligor has requested discontinuance of responsibility;

Amended and Restated Pooling and Servicing Agreement dated as of September 30, 1993, as amended and restated as of August 1, 2002.

(i) is not an account with respect to which the Obligor has requested discontinuance of responsibility;

Amended and Restated Pooling and Servicing Agreement dated as of September 30, 1993, as amended and restated as of August 1, 2002 and January 13, 2006.

(i) is not an account with respect to which the Obligor has requested discontinuance of responsibility;

Amended and Restated Pooling and Servicing Agreement dated as of September 30, 1993, as amended and restated as of August 1, 2002, January 13, 2006 and July 1, 2007.

(i) is not an account with respect to which the Obligor has requested discontinuance of responsibility;

Amended and Restated Pooling and Servicing Agreement dated as of September 30, 1993, as amended and restated as of August 1, 2002, January 13, 2006, July 1, 2007 and March 17, 2016.

(i) is not an account with respect to which the Obligor has requested discontinuance of responsibility;

Sch 10 - 1

Schedule 10 to Exhibit A

RECEIVABLES PURCHASE AGREEMENT — “ELIGIBLE ACCOUNT” DEFINITION

CLAUSE (i)

Receivables Purchase Agreement dated as of August 1, 2002.

(i) which is not an account with respect to which the Obligor has requested discontinuance of responsibility;

Amended and Restated Receivables Purchase Agreement dated as of July 1, 2007.

(i) is not an account with respect to which the Obligor has requested discontinuance of responsibility;

Sch 10 - 2

Schedule 11 to Exhibit A

POOLING AND SERVICING AGREEMENT — “ELIGIBLE ACCOUNT” DEFINITION

CLAUSE (j)

Pooling and Servicing Agreement dated as of September 30, 1993.

Not applicable.

Pooling and Servicing Agreement dated as of September 30, 1993, as amended and restated as of April 9, 2001.

Not applicable.

Amended and Restated Pooling and Servicing Agreement dated as of September 30, 1993, as amended and restated as of August 1, 2002.

Not applicable.

Amended and Restated Pooling and Servicing Agreement dated as of September 30, 1993, as amended and restated as of August 1, 2002 and January 13, 2006.

Not applicable.

Amended and Restated Pooling and Servicing Agreement dated as of September 30, 1993, as amended and restated as of August 1, 2002, January 13, 2006 and July 1, 2007.

(j) does not have any Receivables that give rise to any claim against any Governmental Authority;

Amended and Restated Pooling and Servicing Agreement dated as of September 30, 1993, as amended and restated as of August 1, 2002, January 13, 2006, July 1, 2007 and March 17, 2016.

(j) does not have any Receivables that give rise to any claim against any Governmental Authority;

RECEIVABLES PURCHASE AGREEMENT — “ELIGIBLE ACCOUNT” DEFINITION

CLAUSE (j)

Receivables Purchase Agreement dated as of August 1, 2002.

Not applicable.

Sch 11 - 1

Schedule 11 to Exhibit A

Amended and Restated Receivables Purchase Agreement dated as of July 1, 2007.

(j) which does not have any Receivables that give rise to any claim against any Governmental Authority;

Sch 11 - 2

Schedule 12 to Exhibit A

POOLING AND SERVICING AGREEMENT REPRESENTATIONS AND WARRANTIES

Pooling and Servicing Agreement dated as of September 30, 1993.

Section 2.04(a)(viii) on the Trust Cut-off date, each Receivable then existing was an Eligible Receivable and, in the case of Additional Accounts, on the Addition Date with respect thereto, each Receivable contained therein will be an Eligible Receivable;

Section 2.04(a)(ix) upon the creation of any new Receivable, such Receivable will be an Eligible Receivable;

Pooling and Servicing Agreement dated as of September 30, 1993, as amended and restated as of April 9, 2001.

Section 2.04(a)(viii) on the Trust Cut-off date, each Receivable then existing was an Eligible Receivable and, in the case of Additional Accounts, on the Addition Date with respect thereto, each Receivable contained therein will be an Eligible Receivable;

Section 2.04(a)(ix) upon the creation of any new Receivable, such Receivable will be an Eligible Receivable;

Amended and Restated Pooling and Servicing Agreement dated as of September 30, 1993, as amended and restated as of August 1, 2002.

Section 2.04(a)(viii) on the applicable Additional Cut-Off Date, each Receivable then existing in each related Additional Account is an Eligible Receivable;

Section 2.04(a)(ix) upon the creation of any new Receivable transferred by the Transferor to the Trustee, such Receivable is an Eligible Receivable;

Amended and Restated Pooling and Servicing Agreement dated as of September 30, 1993, as amended and restated as of August 1, 2002 and January 13, 2006.

Section 2.04(a)(viii) on the applicable Additional Cut-Off Date, each Receivable then existing in each related Additional Account is an Eligible Receivable;

Section 2.04(a)(ix) upon the creation of any new Receivable transferred by the Transferor to the Trustee, such Receivable is an Eligible Receivable;

Amended and Restated Pooling and Servicing Agreement dated as of September 30, 1993, as amended and restated as of August 1, 2002, January 13, 2006 and July 1, 2007.

Section 2.04(a)(viii) on the applicable Additional Cut-Off Date, each Receivable then existing in each related Additional Account is an Eligible Receivable;

Sch 12 - 1

Schedule 12 to Exhibit A

Section 2.04(a)(ix) upon the creation of any new Receivable transferred by the Transferor to the Trustee, such Receivable is an Eligible Receivable;

Amended and Restated Pooling and Servicing Agreement dated as of September 30, 1993, as amended and restated as of August 1, 2002, January 13, 2006, July 1, 2007 and March 17, 2016.

Section 2.04(a)(viii) on the applicable Additional Cut-Off Date, each Receivable then existing in each related Additional Account is an Eligible Receivable;

Section 2.04(a)(ix) upon the creation of any new Receivable transferred by the Transferor to the Trustee, such Receivable is an Eligible Receivable;

RECEIVABLES PURCHASE AGREEMENT — REPRESENTATIONS AND WARRANTIES

Receivables Purchase Agreement dated as of August 1, 2002.

Section 4.02(a)(vii) on the Initial Cut-Off Date, with respect to each Initial Account, and on the applicable Additional Cut-Off Date, with respect to each Additional Account, each Receivable contained in such Account on such applicable date and sold to Funding by Capital One is an Eligible Receivable;

Section 4.02(a)(viii) as of the date of the creation of any new Receivable sold to Funding by Capital One, such Receivable is an Eligible Receivable;

Amended and Restated Receivables Purchase Agreement dated as of July 1, 2007.

Section 4.02(a)(vii) on the Initial Cut-Off Date, with respect to each Initial Account, and on the applicable Additional Cut-Off Date, with respect to each Additional Account, each Receivable contained in such Account on such applicable date and sold to Funding by Capital One is an Eligible Receivable;

Section 4.02(a)(viii) as of the date of the creation of any new Receivable sold to Funding by Capital One, such Receivable is an Eligible Receivable;

Sch 12 - 2

Schedule 13 to Exhibit A

POOLING AND SERVICING AGREEMENT — “ELIGIBLE RECEIVABLE” DEFINITION

CLAUSE (a)

Pooling and Servicing Agreement dated as of September 30, 1993.

(a) which has arisen under an Eligible Account;

Pooling and Servicing Agreement dated as of September 30, 1993, as amended and restated as of April 9, 2001.

(a) which has arisen under an Eligible Account;

Amended and Restated Pooling and Servicing Agreement dated as of September 30, 1993, as amended and restated as of August 1, 2002.

(a) which has arisen in an Eligible Account;

Amended and Restated Pooling and Servicing Agreement dated as of September 30, 1993, as amended and restated as of August 1, 2002 and January 13, 2006.

(a) which has arisen in an Eligible Account;

Amended and Restated Pooling and Servicing Agreement dated as of September 30, 1993, as amended and restated as of August 1, 2002, January 13, 2006 and July 1, 2007.

(a) which has arisen in an Eligible Account;

Amended and Restated Pooling and Servicing Agreement dated as of September 30, 1993, as amended and restated as of August 1, 2002, January 13, 2006, July 1, 2007 and March 17, 2016.

(a) which has arisen in an Eligible Account;

RECEIVABLES PURCHASE AGREEMENT — “ELIGIBLE RECEIVABLE” DEFINITION

CLAUSE (a)

Receivables Purchase Agreement dated as of August 1, 2002.

(a) which has arisen in an Eligible Account;

Sch 13 - 1

Schedule 13 to Exhibit A

Amended and Restated Receivables Purchase Agreement dated as of July 1, 2007.

(a) which has arisen in an Eligible Account;

Sch 13 - 2

Schedule 14 to Exhibit A

POOLING AND SERVICING AGREEMENT — “ELIGIBLE RECEIVABLE” DEFINITION

CLAUSE (b)

Pooling and Servicing Agreement dated as of September 30, 1993.

(b) which was created in compliance in all material aspects with the Lending Guidelines and all Requirements of Law applicable to the Seller, the failure to comply with which would have a material adverse effect on Investor Certificateholders, and pursuant to a Lending Agreement which complies with all Requirements of Law applicable to the Seller, the failure to comply with which would have a material adverse effect on Investor Certificateholders;

Pooling and Servicing Agreement dated as of September 30, 1993, as amended and restated as of April 9, 2001.

(b) which was created in compliance in all material aspects with the Lending Guidelines and all Requirements of Law applicable to the Seller, the failure to comply with which would have a material adverse effect on Investor Certificateholders, and pursuant to a Lending Agreement which complies with all Requirements of Law applicable to the applicable Seller, the failure to comply with which would have a material adverse effect on Investor Certificateholders;

Amended and Restated Pooling and Servicing Agreement dated as of September 30, 1993, as amended and restated as of August 1, 2002.

(b) which was created in compliance in all material aspects with the Lending Guidelines and all Requirements of Law applicable to the Account Owner, the failure to comply with which would have a material adverse effect on Investor Certificateholders, and pursuant to a Lending Agreement which complies with all Requirements of Law applicable to the Account Owner, the failure to comply with which would have a material adverse effect on Investor Certificateholders;

Amended and Restated Pooling and Servicing Agreement dated as of September 30, 1993, as amended and restated as of August 1, 2002 and January 13, 2006.

(b) which was created in compliance in all material aspects with the Lending Guidelines and all Requirements of Law applicable to the Account Owner, the failure to comply with which would have a material adverse effect on Investor Certificateholders, and pursuant to a Lending Agreement which complies with all Requirements of Law applicable to the Account Owner, the failure to comply with which would have a material adverse effect on Investor Certificateholders;

Sch 14 - 1

Schedule 14 to Exhibit A

Amended and Restated Pooling and Servicing Agreement dated as of September 30, 1993, as amended and restated as of August 1, 2002, January 13, 2006 and July 1, 2007.

(b) which was created in compliance in all material aspects with the Lending Guidelines and all Requirements of Law applicable to the Account Owner, the failure to comply with which would have a material adverse effect on Investor Certificateholders, and pursuant to a Lending Agreement which complies with all Requirements of Law applicable to the Account Owner, the failure to comply with which would have a material adverse effect on Investor Certificateholders;

Amended and Restated Pooling and Servicing Agreement dated as of September 30, 1993, as amended and restated as of August 1, 2002, January 13, 2006, July 1, 2007 and March 17, 2016.

(b) which was created in compliance in all material aspects with the Lending Guidelines and all Requirements of Law applicable to the Account Owner, the failure to comply with which would have a material adverse effect on Investor Certificateholders, and pursuant to a Lending Agreement which complies with all Requirements of Law applicable to the Account Owner, the failure to comply with which would have a material adverse effect on Investor Certificateholders;

RECEIVABLES PURCHASE AGREEMENT — “ELIGIBLE RECEIVABLE” DEFINITION

CLAUSE (b)

Receivables Purchase Agreement dated as of August 1, 2002.

(b) which was created in compliance in all material respects with the Lending Guidelines and all Requirements of Law applicable to Capital One and pursuant to a Lending Agreement which complies with all Requirements of Law applicable to Capital One;

Amended and Restated Receivables Purchase Agreement dated as of July 1, 2007.

(b) which was created in compliance in all material respects with the Lending Guidelines and all Requirements of Law applicable to Capital One and pursuant to a Lending Agreement which complies with all Requirements of Law applicable to Capital One;

Sch 14 - 2

Schedule 15 to Exhibit A

POOLING AND SERVICING AGREEMENT — “ELIGIBLE RECEIVABLE” DEFINITION

CLAUSE (c)

Pooling and Servicing Agreement dated as of September 30, 1993.

(c) with respect to which all material consents, licenses, approvals or authorizations of, or registrations or declarations with, any Governmental Authority required to be obtained, effected or given by the Seller in connection with the creation of such Receivable or the execution, delivery and performance by the Seller of its obligations, if any, under the related Lending Agreement have been duly obtained, effected or given and are in full force and effect as of such date of creation of such Receivable;

Pooling and Servicing Agreement dated as of September 30, 1993, as amended and restated as of April 9, 2001.

(c) with respect to which all material consents, licenses, approvals or authorizations of, or registrations or declarations with, any Governmental Authority required to be obtained, effected or given by a Seller in connection with the creation of such Receivable or the execution, delivery and performance by such Seller of its obligations, if any, under the related Lending Agreement have been duly obtained, effected or given and are in full force and effect as of such date of creation of such Receivable;

Amended and Restated Pooling and Servicing Agreement dated as of September 30, 1993, as amended and restated as of August 1, 2002.

(c) with respect to which all material consents, licenses, approvals or authorizations of, or registrations or declarations with, any Governmental Authority required to be obtained, effected or given by the Account Owner or the Transferor in connection with the creation of such Receivable or the execution, delivery and performance by the Account Owner or the Transferor of its obligations, if any, under the related Lending Agreement have been duly obtained, effected or given and are in full force and effect;

Amended and Restated Pooling and Servicing Agreement dated as of September 30, 1993, as amended and restated as of August 1, 2002 and January 13, 2006.

(c) with respect to which all material consents, licenses, approvals or authorizations of, or registrations or declarations with, any Governmental Authority required to be obtained, effected or given by the Account Owner or the Transferor in connection with the creation of such Receivable or the execution, delivery and performance by the Account Owner or the Transferor of its obligations, if any, under the related Lending Agreement have been duly obtained, effected or given and are in full force and effect;

Sch 15 - 1

Schedule 15 to Exhibit A

Amended and Restated Pooling and Servicing Agreement dated as of September 30, 1993, as amended and restated as of August 1, 2002, January 13, 2006 and July 1, 2007.

(c) with respect to which all material consents, licenses, approvals or authorizations of, or registrations or declarations with, any Governmental Authority required to be obtained, effected or given by the Account Owner or the Transferor in connection with the creation of such Receivable or the execution, delivery and performance by the Account Owner or the Transferor of its obligations, if any, under the related Lending Agreement have been duly obtained, effected or given and are in full force and effect;

Amended and Restated Pooling and Servicing Agreement dated as of September 30, 1993, as amended and restated as of August 1, 2002, January 13, 2006, July 1, 2007 and March 17, 2016.

(c) with respect to which all material consents, licenses, approvals or authorizations of, or registrations or declarations with, any Governmental Authority required to be obtained, effected or given by the Account Owner or the Transferor in connection with the creation of such Receivable or the execution, delivery and performance by the Account Owner or the Transferor of its obligations, if any, under the related Lending Agreement have been duly obtained, effected or given and are in full force and effect;

RECEIVABLES PURCHASE AGREEMENT — “ELIGIBLE RECEIVABLE” DEFINITION

CLAUSE (c)

Receivables Purchase Agreement dated as of August 1, 2002.

(c) with respect to which all material consents, licenses, approvals or authorizations of, or registrations or declarations with, any Governmental Authority required to be obtained, effected or given by Capital One in connection with the creation of such Receivable or the execution, delivery and performance by Capital One of its obligations, if any, under the related Lending Agreement have been duly obtained, effected or given and are in full force and effect;

Amended and Restated Receivables Purchase Agreement dated as of July 1, 2007.

(c) with respect to which all material consents, licenses, approvals or authorizations of, or registrations or declarations with, any Governmental Authority required to be obtained, effected or given by Capital One in connection with the creation of such Receivable or the execution, delivery and performance by Capital One of its obligations, if any, under the related Lending Agreement have been duly obtained, effected or given and are in full force and effect;

Sch 15 - 2

Schedule 16 to Exhibit A

POOLING AND SERVICING AGREEMENT — “ELIGIBLE RECEIVABLE” DEFINITION

CLAUSE (d)

Pooling and Servicing Agreement dated as of September 30, 1993.

(d) as to which, at the time of its transfer to the Trust, the Seller or the Trust, will have good and marketable title free and clear of all Liens (other than any Lien for municipal or other local taxes if such taxes are not then due and payable or if the Seller is then contesting the validity thereof in good faith by appropriate proceedings and has set aside on its books adequate reserves with respect thereto);

Pooling and Servicing Agreement dated as of September 30, 1993, as amended and restated as of April 9, 2001.

(d) as to which, at the time of its transfer to the Trust, the applicable Seller or the Trust will have good and marketable title, free and clear of all Liens (other than any Lien for municipal or other local taxes if such taxes are not then due and payable or if such Seller is then contesting the validity thereof in good faith by appropriate proceedings and has set aside on its books adequate reserves with respect thereto);

Amended and Restated Pooling and Servicing Agreement dated as of September 30, 1993, as amended and restated as of August 1, 2002.

(d) as to which, at the time of its transfer to the Trustee, the Transferor or the Trustee will have good and marketable title, free and clear of all Liens (including a prior Lien of the Account Owner but excluding any Lien for municipal or other local taxes if such taxes are not then due and payable or if the Transferor is then contesting the validity thereof in good faith by appropriate proceedings and has set aside on its books adequate reserves with respect thereto);

Amended and Restated Pooling and Servicing Agreement dated as of September 30, 1993, as amended and restated as of August 1, 2002 and January 13, 2006.

(d) as to which, at the time of its transfer to the Trustee, the Transferor or the Trustee will have good and marketable title, free and clear of all Liens (including a prior Lien of the Account Owner but excluding any Lien for municipal or other local taxes if such taxes are not then due and payable or if the Transferor is then contesting the validity thereof in good faith by appropriate proceedings and has set aside on its books adequate reserves with respect thereto);

Sch 16 - 1

Schedule 16 to Exhibit A

Amended and Restated Pooling and Servicing Agreement dated as of September 30, 1993, as amended and restated as of August 1, 2002, January 13, 2006 and July 1, 2007.

(d) as to which, at the time of its transfer to the Trustee, the Transferor or the Trustee will have good and marketable title, free and clear of all Liens (including a prior Lien of the Account Owner but excluding any Lien for municipal or other local taxes if such taxes are not then due and payable or if the Transferor is then contesting the validity thereof in good faith by appropriate proceedings and has set aside on its books adequate reserves with respect thereto);

Amended and Restated Pooling and Servicing Agreement dated as of September 30, 1993, as amended and restated as of August 1, 2002, January 13, 2006, July 1, 2007 and March 17, 2016.

(d) as to which, at the time of its transfer to the Trustee, the Transferor or the Trustee will have good and marketable title, free and clear of all Liens (including a prior Lien of the Account Owner but excluding any Lien for municipal or other local taxes if such taxes are not then due and payable or if the Transferor is then contesting the validity thereof in good faith by appropriate proceedings and has set aside on its books adequate reserves with respect thereto);

RECEIVABLES PURCHASE AGREEMENT — “ELIGIBLE RECEIVABLE” DEFINITION

CLAUSE (d)

Receivables Purchase Agreement dated as of August 1, 2002.

(d) as to which, at the time of its sale of such Receivable to Funding, Capital One has good and marketable title thereto and which itself is free and clear of all Liens;

Amended and Restated Receivables Purchase Agreement dated as of July 1, 2007.

(d) as to which, at the time of its sale of such Receivable to Funding, Capital One has good and marketable title thereto and which itself is free and clear of all Liens;

Sch 16 - 2

Schedule 17 to Exhibit A

POOLING AND SERVICING AGREEMENT — “ELIGIBLE RECEIVABLE” DEFINITION

CLAUSE (f)

Pooling and Servicing Agreement dated as of September 30, 1993.

(f) which at and after the time of transfer to the Trust is the legal, valid and binding payment obligation of the Obligor thereon, legally enforceable against such Obligor in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, receivership, conservatorship· or other similar laws, now or hereafter in effect, affecting the enforcement of creditors’ rights’ in general and except as such enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity) or matters as to which the Servicer is required by Section 3.09 to make an adjustment;

Pooling and Servicing Agreement dated as of September 30, 1993, as amended and restated as of April 9, 2001.

(f) which at and after the time of transfer to the Trust is the legal, valid and binding payment obligation of the obligor thereon, legally enforceable against such obligor in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, receivership, conservatorship or other similar laws, now or hereafter in effect, affecting the enforcement of creditors’ rights in general and except as such enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity) or matters as to which the Servicer is required by Section 3.09 to make an adjustment;

Amended and Restated Pooling and Servicing Agreement dated as of September 30, 1993, as amended and restated as of August 1, 2002.

(f) which at and after the time of transfer to the Trustee is the legal, valid and binding payment obligation of the Obligor thereon, legally enforceable against such Obligor in accordance with its terms, except as such enforceability may be limited by applicable Debtor Relief Laws and except as such enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity);

Amended and Restated Pooling and Servicing Agreement dated as of September 30, 1993, as amended and restated as of August 1, 2002 and January 13, 2006.

(f) which at and after the time of transfer to the Trustee is the legal, valid and binding payment obligation of the Obligor thereon, legally enforceable against such Obligor in accordance with its terms, except as such enforceability may be limited by applicable Debtor Relief Laws and except as such enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity);

Sch 17 - 1

Schedule 17 to Exhibit A

Amended and Restated Pooling and Servicing Agreement dated as of September 30, 1993, as amended and restated as of August 1, 2002, January 13, 2006 and July 1, 2007.

(f) which at and after the time of transfer to the Trustee is the legal, valid and binding payment obligation of the Obligor thereon, legally enforceable against such Obligor in accordance with its terms, except as such enforceability may be limited by applicable Debtor Relief Laws and except as such enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity);

Amended and Restated Pooling and Servicing Agreement dated as of September 30, 1993, as amended and restated as of August 1, 2002, January 13, 2006, July 1, 2007 and March 17, 2016.

(f) which at and after the time of transfer to the Trustee is the legal, valid and binding payment obligation of the Obligor thereon, legally enforceable against such Obligor in accordance with its terms, except as such enforceability may be limited by applicable Debtor Relief Laws and except as such enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity);

RECEIVABLES PURCHASE AGREEMENT — “ELIGIBLE RECEIVABLE” DEFINITION

CLAUSE (f)

Receivables Purchase Agreement dated as of August 1, 2002.

(f) which is the legal, valid and binding payment obligation of the Obligor thereon, enforceable against such Obligor in accordance with its terms, except as such enforceability may be limited by applicable Debtor Relief Laws and except as such enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity);

Amended and Restated Receivables Purchase Agreement dated as of July 1, 2007.

(f) which is the legal, valid and binding payment obligation of the Obligor thereon, enforceable against such Obligor in accordance with its terms, except as such enforceability may be limited by applicable Debtor Relief Laws and except as such enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity);

Sch 17 - 2

Schedule 18 to Exhibit A

POOLING AND SERVICING AGREEMENT — “ELIGIBLE RECEIVABLE” DEFINITION

CLAUSE (g)

Pooling and Servicing Agreement dated as of September 30, 1993.

(g) which constitutes either an “account” or a “general intangible” under and as defined in Article 9 of the UCC;

Pooling and Servicing Agreement dated as of September 30, 1993, as amended and restated as of April 9, 2001.

(g) which constitutes either an “account” or a “general intangible” under and as defined in Article 9 of the UCC;

Amended and Restated Pooling and Servicing Agreement dated as of September 30, 1993, as amended and restated as of August 1, 2002.

(g) which constitutes an “account” as defined in Article 9 of the New York UCC and the Virginia UCC

Amended and Restated Pooling and Servicing Agreement dated as of September 30, 1993, as amended and restated as of August 1, 2002 and January 13, 2006.

(g) which constitutes an “account” as defined in Article 9 of the New York UCC and the Virginia UCC;

Amended and Restated Pooling and Servicing Agreement dated as of September 30, 1993, as amended and restated as of August 1, 2002, January 13, 2006 and July 1, 2007.

(g) which constitutes an “account” as defined in Article 9 of the New York UCC and the Virginia UCC;

Amended and Restated Pooling and Servicing Agreement dated as of September 30, 1993, as amended and restated as of August 1, 2002, January 13, 2006, July 1, 2007 and March 17, 2016.

(g) which constitutes an “account” as defined in Article 9 of the New York UCC and the Virginia UCC;

Sch 18 - 1

Schedule 18 to Exhibit A

RECEIVABLES PURCHASE AGREEMENT — “ELIGIBLE RECEIVABLE” DEFINITION

CLAUSE (g)

Receivables Purchase Agreement dated as of August 1, 2002.

(g) which constitutes an “account” as defined in Article 9 of the UCC as then in effect in the State of New York and the Commonwealth of Virginia;

Amended and Restated Receivables Purchase Agreement dated as of July 1, 2007.

(g) which constitutes an “account” as defined in Article 9 of the UCC as then in effect in the State of New York and the Commonwealth of Virginia;

Sch 18 - 2

Schedule 19 to Exhibit A

POOLING AND SERVICING AGREEMENT — “ELIGIBLE RECEIVABLE” DEFINITION

CLAUSE (h)

Pooling and Servicing Agreement dated as of September 30, 1993.

(h) which, at the time of its transfer to the Trust, has not been waived or modified except as permitted in accordance with Section 3.03(h);

Pooling and Servicing Agreement dated as of September 30, 1993, as amended and restated as of April 9, 2001.

(h) which, at the time of its transfer to the Trust, has not been waived or modified except as permitted in accordance with Section 3.03(h)

Amended and Restated Pooling and Servicing Agreement dated as of September 30, 1993, as amended and restated as of August 1, 2002.

(h) which, at the time of its transfer to the Trustee, has not been waived or modified;

Amended and Restated Pooling and Servicing Agreement dated as of September 30, 1993, as amended and restated as of August 1, 2002 and January 13, 2006.

(h) which, at the time of its transfer to the Trustee, has not been waived or modified;

Amended and Restated Pooling and Servicing Agreement dated as of September 30, 1993, as amended and restated as of August 1, 2002, January 13, 2006 and July 1, 2007.

(h) which, at the time of its transfer to the Trustee, has not been waived or modified;

Amended and Restated Pooling and Servicing Agreement dated as of September 30, 1993, as amended and restated as of August 1, 2002, January 13, 2006, July 1, 2007 and March 17, 2016.

(h) which, at the time of its transfer to the Trustee, has not been waived or modified;

Sch 19 - 1

Schedule 19 to Exhibit A

RECEIVABLES PURCHASE AGREEMENT — “ELIGIBLE RECEIVABLE” DEFINITION

CLAUSE (h)

Receivables Purchase Agreement dated as of August 1, 2002.

(h) which, at the time of its sale to Funding, has not been waived or modified;

Amended and Restated Receivables Purchase Agreement dated as of July 1, 2007.

(h) which, at the time of its sale to Funding, has not been waived or modified;

Sch 19 - 2

Schedule 20 to Exhibit A

POOLING AND SERVICING AGREEMENT — “ELIGIBLE RECEIVABLE” DEFINITION

CLAUSE (i)

Pooling and Servicing Agreement dated as of September 30, 1993.

(i) which, at the time of its transfer to the Trust, is not subject to any right of rescission, setoff, counterclaim or any other defense of the Obligor (including the defense of usury), other than defenses arising out of applicable bankruptcy, insolvency, reorganization, moratorium, receivership, conservatorship or other similar laws affecting the enforcement of creditors’ rights in general and except as such enforceability may be limited by general principles of equity (whether considered in a suit at law or equity) or matters as to which the Servicer is required by Section 3.09 to make an adjustment;

Pooling and Servicing Agreement dated as of September 30, 1993, as amended and restated as of April 9, 2001.

(i) which, at the time of its transfer to the Trust, is not subject to any right of rescission, setoff, counterclaim or any other defense of the Obligor (including the defense of usury), other than defenses arising out of applicable bankruptcy, insolvency, reorganization, moratorium, receivership, conservatorship or other similar laws affecting the enforcement of creditors’ rights in general and except as such enforceability may be limited by general principles of equity (whether considered in a suit at law or equity) or matters as to which the Servicer is required by Section 3.09 to make an adjustment;

Amended and Restated Pooling and Servicing Agreement dated as of September 30, 1993, as amended and restated as of August 1, 2002.

(i) which, at the time of its transfer to the Trustee, is not subject to any right of rescission, setoff, counterclaim or any other defense of the Obligor (including the defense of usury), other than defenses arising out of applicable Debtor Relief Laws and except as such enforceability may be limited by general principles of equity (whether considered in a suit at law or equity;

Amended and Restated Pooling and Servicing Agreement dated as of September 30, 1993, as amended and restated as of August 1, 2002 and January 13, 2006.

(i) which, at the time of its transfer to the Trustee, is not subject to any right of rescission, setoff, counterclaim or any other defense of the Obligor (including the defense of usury), other than defenses arising out of applicable Debtor Relief Laws and except as such enforceability may be limited by general principles of equity (whether considered in a suit at law or equity);;

Amended and Restated Pooling and Servicing Agreement dated as of September 30, 1993, as amended and restated as of August 1, 2002, January 13, 2006 and July 1, 2007.

(i) which, at the time of its transfer to the Trustee, is not subject to any right of rescission, setoff, counterclaim or any other defense of the Obligor (including the defense of

Sch 20 - 1

Schedule 20 to Exhibit A

usury), other than defenses arising out of applicable Debtor Relief Laws and except as such enforceability may be limited by general principles of equity (whether considered in a suit at law or equity);

Amended and Restated Pooling and Servicing Agreement dated as of September 30, 1993, as amended and restated as of August 1, 2002, January 13, 2006, July 1, 2007 and March 17, 2016.

(i) which, at the time of its transfer to the Trustee, is not subject to any right of rescission, setoff, counterclaim or any other defense of the Obligor (including the defense of usury), other than defenses arising out of applicable Debtor Relief Laws and except as such enforceability may be limited by general principles of equity (whether considered in a suit at law or equity);

RECEIVABLES PURCHASE AGREEMENT — “ELIGIBLE RECEIVABLE” DEFINITION

CLAUSE (i)

Receivables Purchase Agreement dated as of August 1, 2002.

(i) which, at the time of its sale to Funding, is not subject to any right of rescission, setoff, counterclaim or any other defense of the Obligor (including the defense of usury), other than defenses arising out of applicable Debtor Relief Laws and except as such enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity);

Amended and Restated Receivables Purchase Agreement dated as of July 1, 2007.

(i) which, at the time of its sale to Funding, is not subject to any right of rescission, setoff, counterclaim or any other defense of the Obligor (including the defense of usury), other than defenses arising out of applicable Debtor Relief Laws and except as such enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity);

Sch 20 - 2

Schedule 21 to Exhibit A

POOLING AND SERVICING AGREEMENT — “ELIGIBLE RECEIVABLE” DEFINITION

CLAUSE (j)

Pooling and Servicing Agreement dated as of September 30, 1993.

(j) as to which, at the time of its transfer to the Trust, the Seller has satisfied all obligations on its part to be fulfilled at the time it is transferred to the Trust;

Pooling and Servicing Agreement dated as of September 30, 1993, as amended and restated as of April 9, 2001.

(j) as to which, at the time of its transfer to the Trust, the applicable Seller has satisfied all obligations on its part to be fulfilled at the time it is transferred to the Trust;

Amended and Restated Pooling and Servicing Agreement dated as of September 30, 1993, as amended and restated as of August 1, 2002.

(j) as to which, at the time of its transfer to the Trustee, the Transferor has satisfied all obligations on its part to be fulfilled;

Amended and Restated Pooling and Servicing Agreement dated as of September 30, 1993, as amended and restated as of August 1, 2002 and January 13, 2006.

(j) as to which, at the time of its transfer to the Trustee, the Transferor has satisfied all obligations on its part to be fulfilled;

Amended and Restated Pooling and Servicing Agreement dated as of September 30, 1993, as amended and restated as of August 1, 2002, January 13, 2006 and July 1, 2007.

(j) as to which, at the time of its transfer to the Trustee, the Transferor has satisfied all obligations on its part to be fulfilled;

Amended and Restated Pooling and Servicing Agreement dated as of September 30, 1993, as amended and restated as of August 1, 2002, January 13, 2006, July 1, 2007 and March 17, 2016.

(j) as to which, at the time of its transfer to the Trustee, the Transferor has satisfied all obligations on its part to be fulfilled;

Sch 21 - 1

Schedule 21 to Exhibit A

RECEIVABLES PURCHASE AGREEMENT — “ELIGIBLE RECEIVABLE” DEFINITION

CLAUSE (j)

Receivables Purchase Agreement dated as of August 1, 2002.

(j) as to which, at the time of its sale to Funding, Capital One has satisfied all obligations on its part to be fulfilled under the Lending Agreement;

Amended and Restated Receivables Purchase Agreement dated as of July 1, 2007.

(j) as to which, at the time of its sale to Funding, Capital One has satisfied all obligations on its part to be fulfilled under the Lending Agreement;

Sch 21 - 2

Schedule 22 to Exhibit A

POOLING AND SERVICING AGREEMENT — “ELIGIBLE RECEIVABLE” DEFINITION

CLAUSE (k)

Pooling and Servicing Agreement dated as of September 30, 1993.

(k) as to which, at the time of its transfer to the Trust, the Seller has not taken any action which, or failed to take any action the omission of which, would, at the time of its transfer to the Trust, impair in any material respect the rights of the Trust or the Certificateholders therein;

Pooling and Servicing Agreement dated as of September 30, 1993, as amended and restated as of April 9, 2001.

(k) as to which, at the time of its transfer to the Trust, the applicable Seller has not taken any action which, or failed to take any action the omission of which, would, at the time of its transfer to the Trust, impair in any material respect the rights of the Trust or the Certificateholders therein;

Amended and Restated Pooling and Servicing Agreement dated as of September 30, 1993, as amended and restated as of August 1, 2002.

(k) as to which, at the time of its transfer to the Trustee, the Transferor has not taken any action which, or failed to take any action the omission of which, would, at the time of its transfer to the Trustee, impair in any material respect the rights of the Trust or the Certificateholders therein;

Amended and Restated Pooling and Servicing Agreement dated as of September 30, 1993, as amended and restated as of August 1, 2002 and January 13, 2006.

(k) as to which, at the time of its transfer to the Trustee, the Transferor has not taken any action which, or failed to take any action the omission of which, would, at the time of its transfer to the Trustee, impair in any material respect the rights of the Trust or the Certificateholders therein;

Amended and Restated Pooling and Servicing Agreement dated as of September 30, 1993, as amended and restated as of August 1, 2002, January 13, 2006 and July 1, 2007.

(k) as to which, at the time of its transfer to the Trustee, the Transferor has not taken any action which, or failed to take any action the omission of which, would, at the time of its transfer to the Trustee, impair in any material respect the rights of the Trust or the Certificateholders therein;

Amended and Restated Pooling and Servicing Agreement dated as of September 30, 1993, as amended and restated as of August 1, 2002, January 13, 2006, July 1, 2007 and March 17, 2016.

(k) as to which, at the time of its transfer to the Trustee, the Transferor has not taken any action which, or failed to take any action the omission of which, would, at the time of its transfer to the Trustee, impair in any material respect the rights of the Trust or the Certificateholders therein;

Sch 22 - 1

Schedule 22 to Exhibit A

RECEIVABLES PURCHASE AGREEMENT — “ELIGIBLE RECEIVABLE” DEFINITION

CLAUSE (k)

Receivables Purchase Agreement dated as of August 1, 2002.

(k) as to which, at the time of its sale to Funding, Capital One has not taken any action which, or failed to take any action the omission of which, would, at the time of its sale to Funding, impair in any material respect the rights of Funding therein;

Amended and Restated Receivables Purchase Agreement dated as of July 1, 2007.

(k) as to which, at the time of its sale to Funding, Capital One has not taken any action which, or failed to take any action the omission of which, would, at the time of its sale to Funding, impair in any material respect the rights of Funding therein;

Sch 22 - 2